Exhibit 10.11

SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS

AND COORDINATION AGREEMENT

by and among

Univision Holdings, Inc. (f/k/a Broadcasting Media Partners, Inc.)

Broadcast Media Partners Holdings, Inc.

Univision Communications Inc.

Grupo Televisa, S.A.B.

and

Certain Stockholders of Univision Holdings, Inc.

Dated as of [            ], 2015

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8.	LEGENDS		32

	8.1	Restrictive Legend	32

	8.2	Stop Transfer Instruction	32

9.	DEFINITIONS		32

	9.1	Certain Matters of Construction	32

	9.2	Definitions	33

10.	MISCELLANEOUS		49

	10.1	Authority: Effect	49

	10.2	Notices	49

	10.3	Entire Agreement	50

	10.4	Descriptive Heading	50

	10.5	Counterparts	50

	10.6	Severability	50

	10.7	No Recourse	51

	10.8	Aggregation of Shares	51

	10.9	Obligations of Company, BMPH and Univision	51

	10.10	Tacking	51

	10.11	Waiver of Rights	51

	10.12	Certain Limitations	57

11.	GOVERNING LAW		52

	11.1	Governing Law	52

	11.2	Consent to Jurisdiction	52

	11.3	WAIVER OF JURY TRIAL	52

	11.4	Exercise of Rights and Remedies	53

	11.5	No Third Party Beneficiaries	53

	11.6	No Partnership, Agency or Joint Venture	53

ii

SECOND AMENDED AND RESTATED PARTICIPATION,

REGISTRATION RIGHTS AND COORDINATION AGREEMENT

This Second Amended and Restated Participation, Registration Rights and Coordination Agreement (the “Agreement”) is made as of [            ], 2015 by and among:

(i)	Univision Holdings, Inc., a Delaware corporation (f/k/a Broadcasting Media Partners, Inc., and together with its successors and permitted assigns, the “Company”);

(ii)	Broadcast Media Partners Holdings, Inc., a Delaware corporation (together with its successors and permitted assigns, “BMPH”);

(iii)	Univision Communications Inc., successor in interest to Umbrella Acquisition, Inc., a Delaware corporation (“Univision”);

(iv)	BMPI Services, LLC, a Delaware limited liability company (“BMPS1”);

(v)	BMPI Services II, LLC, a Delaware limited liability company (“BMPS2”);

(vi)	BMPI Services III, LLC, a Delaware limited liability company (“BMPS3”);

(vii)	BMPI Services IV, LLC, a Delaware limited liability company (“BMPS4”);

(viii)	each Person executing this Agreement as a Principal Investor (collectively with their Permitted Transferees and so long as they are members of a Principal Investor Group, the “Principal Investors”);

(ix)	Grupo Televisa, S.A.B., a corporation organized under the laws of Mexico (collectively with its Permitted Transferees, “Televisa”);

(x)	Glade Brook Private Investors II LP, a Delaware limited partnership (“Glade Brook”);

(xi)	each Person executing this Agreement as a Bank Investor (collectively with their Permitted Transferees, the “Bank Investors”);

(xii)	each Person executing this Agreement as an Other Investor (collectively with (A) their Permitted Transferees, (B) Persons who executed this Agreement as Principal Investors who have ceased to be members of a Principal Investor Group and (C) Persons who are transferees of the Televisa Investors (other than New Televisa Investors and Permitted Transferees of Televisa) that are required to execute this Agreement in accordance with the terms of this Agreement, the “Other Investors”); and

(xiii)	each Person executing this Agreement and listed as a Manager on the signature pages hereto and such other Persons, if any, that from time to time become party hereto as Managers (collectively, the “Managers” and together with the Investors (as defined below), the “Holders”).

R E C I T A L S

1. Each of the Company, BMPH, Univision, the Principal Investors, the Bank Investors, the Managers, Televisa, Glade Brook and certain other stockholders are parties to or otherwise bound by the Amended and Restated Participation, Registration Rights and Coordination Agreement, dated as of December 20, 2010 (as amended from time to time, the “PRRCA”).

2. The Company filed with the Securities and Exchange Commission July 1, 2015 a Registration Statement on Form S-1 under the Securities Act to effect an Initial Public Offering which offering when consummated will constitute a Qualified Public Offering.

3. In connection with the Initial Public Offering, the Company has amended and restated its Certificate of Incorporation, which Amended and Restated Certificate of Incorporation has been filed with the Secretary of the State of Delaware on [●], 2015 (the “Amended Charter”), to provide for, among other matters, (a) the reclassification of (i) the shares of Class A Common Stock and Class B Common Stock into shares of Class S-1 Common Stock and Class S-2 Common Stock, respectively, (ii) the shares of Class C Common Stock into shares of Class T-1 Common Stock and Class T-3 Common Stock and (iii) the shares of Class D Common Stock into shares of Class T-2 Common Stock (the “Reclassification”), and (b) the authorization of new Class A Common Stock.

4. In connection with the Initial Public Offering, the parties believe that it is in the best interest of the Company, BMPH, Univision and the Investors to amend and restate the PRRCA and to replace it in its entirety with this Agreement.

Therefore, the parties hereto hereby agree as follows:

1. EFFECTIVENESS.

1.1 Effective Date. This Agreement shall become effective upon the sale of the Company’s Class A Common Stock in the Initial Public Offering.

1.2 Definitions. Certain terms are used in this Agreement as specifically defined herein. These definitions are set forth or referred to in Section 9 hereof.

2. RIGHTS OF PARTICIPATION. Subject to Section 2.3, Section 2.6, and any applicable provision hereof, the Company shall not, and shall not permit any direct or indirect subsidiary of the Company (the Company and each such subsidiary, an “Issuer”) to, issue or sell, at any time after the Initial Public Offering, any shares of any of the Company’s or its subsidiaries’ capital stock (whether common, preferred or otherwise) or any securities convertible into or exchangeable for any shares of their respective capital stock, issue or grant any Convertible Securities for the purchase of, or enter into any agreements providing for the issuance (contingent or otherwise) of, any of their respective capital stock or any stock or securities convertible into or exchangeable for any shares of their respective capital stock, in each case, to any Person in which the consideration to be received by the Issuer is not solely cash (each an “Issuance” of “Subject Securities”), except in compliance with the provisions of Section 2.1. For the avoidance of doubt, this Section 2 shall not apply in the case of an Issuance in the Initial Public Offering.

2.1 Rights of Participation.

2.1.1 Offer to Televisa. (a) In the event of a proposed Issuance of Subject Securities, the Issuer shall furnish to Televisa a notice of such Issuance (the “Televisa Participation Notice”) not fewer than thirty (30) days prior to the consummation of such Issuance. Upon receipt of such Televisa Participation Notice, Televisa shall have the right (the “Participation Right”) to subscribe for that portion of such Subject Securities equal to the Televisa Percentage of the number of Subject Securities proposed to be offered (the “Televisa Maximum Amount”) pursuant, and subject, to the terms of this Section 2.1.1. The Televisa Participation Notice shall include the following:

(i) the principal terms and conditions of the proposed Issuance, including (a) the amount, kind and terms of the Subject Securities to be included in the Issuance, (b) the number of Equivalent Shares represented by such Subject Securities (if applicable), (c) the price (i.e., the fair market value of the noncash consideration (as determined in good faith by the Board) and the amount of the cash consideration if the consideration is partially cash) per unit of the Subject Securities, (d) the maximum and minimum price (i.e., both the cash consideration (if any) and the fair market value of the non-cash consideration) (as determined in good faith by the Board) (including if applicable, the maximum and minimum Price Per Equivalent Share) per unit of the Subject Securities, (e) the proposed manner of Issuance, (f) if known, the name and address of the Person(s) to whom the Subject Securities are proposed to be issued (the “Prospective Subscriber”), and (g) if known, the proposed Issuance date or a good faith estimate thereof; and

(ii) an offer by the Issuer to issue to Televisa such portion of the Subject Securities (provided that any such Subject Securities so offered to Televisa shall be Class T-1 Common Stock or securities convertible into or exercisable for Class T-1 Common Stock, or, to the extent that such issuance would cause the Televisa Investors’ Voting Percentage to exceed the Maximum Voting Percentage, shall be Class T-2 Common Stock or securities convertible into or exercisable for Class T-2 Common Stock, or equivalent securities of the subsidiary if a subsidiary is making the Issuance) to be included in the Issuance as may be requested by Televisa (not to exceed the Televisa Maximum Amount), on the same terms and conditions, with respect to each unit of Subject Securities as each of the Prospective Subscribers is contemplated to be issued in the Issuance

(b) If Televisa desires to accept the offer contained in the Televisa Participation Notice, it shall furnish a written notice of such acceptance to the Issuer within seven (7) days after the date of delivery of the Televisa Participation

Notice (the “Participation Right Exercise Notice”). The Participation Right Exercise Notice shall include the number of Subject Securities Televisa desires to purchase, which number shall not exceed the Televisa Maximum Amount. If Televisa does not accept such offer in compliance with the above requirements, including the applicable time period, Televisa shall be deemed to have waived, in all respects, all of its Participation Right with respect only to such Issuance and the Issuer shall thereafter be free to issue Subject Securities in such Issuance to the Prospective Subscriber, at a price no less than the minimum price set forth in the Televisa Participation Notice and on other principal terms not more favorable to the Prospective Subscriber than those set forth in the Televisa Participation Notice, without any further obligation to Televisa pursuant to this Section 2 with respect to such Issuance.

2.1.2 Change in Offer Terms. If, prior to consummation, the terms of such of a proposed Issuance shall change with the result that the price shall be less than the minimum price set forth in the Televisa Participation Notice, or the other principal terms shall be substantially more favorable to the Prospective Subscriber than those set forth in the Televisa Participation Notice, it shall be necessary for a new Televisa Participation Notice to be furnished, and the terms and provisions of Section 2.1 separately complied with, in order to consummate such Issuance pursuant to Section 2.1; provided, however, that the applicable period to which reference is made in the first sentence of Section 2.1.1(a) and in the first sentence of Section 2.1.1(b) shall be five (5) business days and two (2) business days, respectively.

2.1.3 Irrevocable Acceptance. The acceptance by Televisa shall be irrevocable except as provided in this Section 2.1.3 and Sections 2.1.2 and 2.1.6, and Televisa shall be bound and obligated to acquire in the Issuance on the same terms and conditions, with respect to each unit of Subject Securities issued, as was offered to the Prospective Subscriber (if any), at a cash price not in excess of the maximum price set forth in the Televisa Participation Notice and on other principal terms not less favorable in the aggregate to Televisa than those set forth in the Televisa Participation Notice, such amount of Subject Securities as Televisa shall have specified in the Participation Right Exercise Notice referred to in Section 2.1.1(b). If, prior to consummation, the terms of such proposed Issuance shall change with the result that the price shall be higher than the maximum price set forth in the Televisa Participation Notice or the other principal terms shall be substantially less favorable in the aggregate to the Prospective Subscriber than those set forth in the Televisa Participation Notice, the acceptance by Televisa shall be deemed to be revoked, and it shall be necessary for a new Televisa Participation Notice to be furnished, and the terms and provisions of this Section 2.1 separately complied with, in order to consummate such Issuance pursuant to this Section 2.1; provided, however, that, the applicable period to which reference is made in the first sentence of Section 2.1.1(a) and in the first sentence of Section 2.1.1(b) shall be five (5) business days and two (2) business days, respectively.

2.1.4 Time Limitation. If at the end of the 270th day after the date of the effectiveness of the Televisa Participation Notice the Issuer has not completed the Issuance (unless the failure to complete such Issuance resulted directly from any failure by the

FCC to consent to such Issuance; provided, that such consent is received within one hundred and eighty (180) days of such 270th day), Televisa shall be released from Televisa’s obligations under the written commitment, the Televisa Participation Notice shall be null and void, and it shall be necessary for a new Televisa Participation Notice to be furnished, and the terms and provisions of this Section 2.1 separately complied with, in order to consummate such Issuance pursuant to this Section 2.1; provided, however, that, the applicable period to which reference is made in the first sentence of Section 2.1.1(a) and in the first sentence of Section 2.1.1(b) shall be five (5) business days and three (3) business days, respectively.

2.1.5 Other Securities. Subject to Section 2.1.6, the Issuer may condition the participation of Televisa, in an Issuance upon the purchase by Televisa of any equity securities other than Subject Securities (“Other Securities”) in the event that the participation of the Prospective Subscriber in such Issuance is so conditioned and the principal terms and conditions of such Other Securities are described in the Televisa Participation Notice. In such case, Televisa shall acquire in the Issuance, together with the Subject Securities to be acquired by it, Other Securities in the same proportion to the Subject Securities to be acquired by it as the Other Securities being acquired by the Prospective Subscriber in the Issuance bears to the Subject Securities being acquired by the Prospective Subscriber in the Issuance, on the same terms and conditions, as to each unit of Other Securities to be issued to the Prospective Subscriber in the Issuance; it being understood that if any such Issuance is an Issuance of Subject Securities (other than shares of Common Stock) pursuant to an offering registered under the Securities Act or an offering effected pursuant to Rule 144A of the Securities Act, Televisa shall participate in such Issuance as part of the group of purchasers in such Issuance (and for the avoidance of doubt not as a stand-alone lender or on any other separate basis), and on terms and conditions for such Issuance with respect to the securities acquired in such Issuance applicable to the entire group of purchasers, including as prescribed to the entire group of purchasers by the underwriters or managers of such Issuance; provided that Televisa and other members of any such syndication or group shall not be deemed to have formed a “Group” with each other or to constitute Televisa Investors solely by virtue of their purchasing such Subject Securities or solely by actions taken under the terms of, or permitted by, the agreements or instruments pursuant to which the Subject Securities of such in Issuance were issued, and provided that Televisa shall not be deemed to be an underwriter by virtue of this provision.

2.1.6 Foreign Ownership Restrictions. Any issuance of Subject Securities or Other Securities to the Televisa Investors pursuant to the Participation Right shall be structured so as to comply with applicable U.S. Laws and to comply with the Maximum Voting Percentage and the Maximum Equity Percentage. In the event that Televisa’s exercise of the Participation Right could reasonably be expected to be subject to regulatory review due to, or restricted by, Foreign Ownership Restrictions, then Televisa or a Televisa Investor may, but is not required to, after notice to, and an opportunity for comment by, the Company, (it being agreed that any such assignment shall be the decision of Televisa and the Company shall have no consent right) assign such participation rights to (i) any FCC-Approved Trust, (ii) any other Person while regulatory or judicial relief is being sought with respect to such Foreign Ownership Restrictions or

(iii) any other Person if the FCC has ordered that Televisa reduce its voting or equity ownership in the Company, or Televisa has received written notification from the FCC of an investigation with respect to Televisa’s ownership of the Company, and provided in either case in this clause (iii) that Televisa seeks regulatory or judicial relief related to such order or investigation within six (6) months of the transfer to such Person. The assignment set forth in the preceding sentence shall only be for the period during which such Foreign Ownership Restrictions prevent Televisa from holding such Subject Securities or Other Securities or while Televisa is actively seeking regulatory or judicial relief with respect to the Foreign Ownership Restrictions or from the applicable order or investigation, as applicable (or in the case of clause (iii) of the preceding sentence, prior to the six (6) month anniversary of the transfer to the other Person and thereafter while Televisa is seeking regulatory or judicial relief related to such order or investigation) and once such period terminates, such FCC-Approved Trust or other Person shall assign such rights and transfer such Subject Securities or Other Securities to Televisa or as otherwise permitted under the Transaction Documents or otherwise comply with the terms of any applicable order of the FCC or regulatory or judicial decision. Upon any such assignment set forth in this Section 2.1.6, the FCC-Approved Trust or other Person to which such assignment is made shall become party to this Agreement and the other Transaction Agreements as a “Televisa Investor”.

2.1.7 Non-Cash Consideration. If any Issuance subject to this Section 2.1 is for consideration other than cash, the purchase price for the Subject Securities and/or Other Securities purchased by Televisa shall be, per share, either (x) consideration in the same form and amount as the per-share consideration to be received from the Prospective Subscriber for the Subject Securities and Other Securities, (y) cash equal to the fair market value of the per-share consideration to be received from the Prospective Subscriber for the Subject Securities and Other Securities, or (z) consideration in a form and amount directly comparable to the per-share consideration to be received from the Prospective Subscriber for the Subject Securities and Other Securities (which clause (z) shall include, e.g., if such consideration is equity securities of a third person, equity securities of Televisa with the same market value; and if such consideration is indebtedness of a third person, indebtedness of Televisa with the same principal amount, coupon and tenor and other terms directly comparable to those of such consideration), in each of (x), (y) and (z), as reasonably determined in good faith by the board of directors of the Company (without counting the members of the board of directors elected exclusively by the holders of Class T-1 Common Stock) after consultation with an internationally recognized outside financial advisor. The election between clauses (x), (y) and (z), shall be at Televisa’s sole discretion and specified in the Participation Right Exercise Notice.

2.2 Certain Terms Applicable To Issuances.

2.2.1 Further Assurances. Televisa shall take or cause to be taken all such reasonable actions as may be necessary or reasonably desirable to expeditiously consummate each Issuance pursuant to Section 2.1, including executing, acknowledging and delivering consents, assignments, waivers and other documents or instruments; filing applications, reports, returns, filings and other documents or instruments with governmental authorities; and otherwise reasonably cooperating with the Issuer and the Prospective Subscriber. Without limiting the generality of the foregoing, Televisa agrees to execute and deliver such subscription and other agreements as may be reasonably specified by the Issuer to which the Prospective Subscriber will be party, the form of which is materially consistent with the form provided to Televisa with the Televisa Participation Notice, or is otherwise reasonably acceptable to Televisa. In connection with any FCC approval required with regard to any Issuance, the Issuer shall file such FCC applications as it is required to file in order to obtain such FCC approval, and Televisa shall promptly provide the Issuer with any and all information necessary, as determined by the Issuer’s outside legal counsel (which shall be a nationally recognized law firm with expertise in Federal Communications Laws), to complete the filing of such applications. The Issuer shall use its reasonable best efforts to obtain such FCC approval, including (a) diligently prosecuting such applications, including opposing any petitions to deny, or other objections filed with respect to, such FCC applications, and (b) promptly taking all other actions reasonably requested by Televisa as necessary, desirable and/or appropriate to facilitate obtaining such FCC approval. Without limitation to the above, upon prior written request from Televisa, the Issuer shall convert any voting Subject Securities or Other Securities to be issued to Televisa into non-voting Subject Securities or Other Securities immediately prior to such Issuance.

2.2.2 Expenses. All costs and expenses incurred by (i) the Issuer, and (ii) the Televisa Investors (other than incremental costs incurred in connection with an assignment pursuant to Sections 2.1.6), in connection with any proposed Issuance of Subject Securities and, if applicable, Other Securities (whether or not consummated), including all attorney’s fees and charges, all accounting fees and charges and all finders, brokerage or investment banking fees, charges or commissions, shall be paid by the Company or the Issuer.

2.2.3 Closing. The closing of an Issuance pursuant to Section 2.1 shall take place (a) on the proposed date of Issuance, if any, set forth in the Televisa Participation Notice; provided that consummation of any Issuance may be extended beyond such date to the extent necessary to obtain any applicable governmental approval or other required approval (other than any Regulatory Amendment or Waiver) or to satisfy other conditions, (b) if no proposed Issuance date was required to be specified in the Televisa Participation Notice, at such time as the Issuer shall specify by notice to Televisa; provided that, Televisa shall not be required, without its consent, to close its particular transaction prior to the date that is fifteen (15) business days after the Issuer issues the Televisa Participation Notice, and (c) at such place as the Issuer shall specify by notice to Televisa. At the closing of any Issuance under this Section 2.2.3, Televisa shall be delivered the notes, certificates or other instruments evidencing the Subject Securities and, if applicable, Other Securities, to be issued to Televisa, registered in the name of Televisa or such holder’s designated nominee, free and clear of any liens or encumbrances, with any transfer tax stamps affixed, against delivery by Televisa of the applicable consideration.

2.3 Excluded Transactions. The provisions of this Section 2 shall not apply to Issuances by the Company or any subsidiary of the Company, subject in all cases to the rights of the Televisa Investors under the Transaction Agreements, as follows:

(a) Any Issuance to the Company or any wholly owned subsidiary of the Company in their capacity as parent entities of the issuing Person;

(b) Any Issuance of securities upon the exercise or conversion of any capital stock or Convertible Securities outstanding on the date hereof or issued after such date in a transaction that complied with the provisions of this Section 2 (including the reclassification set forth in the Amended Charter and any conversion of Class S Common Stock and/or Class T Common Stock into any Common Stock of any such other classes in accordance with the Amended Charter or the exercise by Televisa Investors of other rights under the Transaction Agreements to exchange Shares);

(c) Any Issuance of shares of capital stock or Convertible Securities, in each case to the extent approved by the Board or pursuant to an employment benefit plan or arrangement approved by the Board, to officers, employees, directors or consultants (other than an Investor or an Affiliate thereof) of the Company or its subsidiaries in connection with such Person’s employment or consulting arrangements with the Company or its subsidiaries;

(d) Any Issuance of securities, to the extent approved by the Board, to financial institutions, bona fide providers of debt financing, or commercial lenders, in each case that are not Restricted Persons, in connection with the bona fide incurrence or guarantee of indebtedness (other than Convertible Securities) by the Company or any of its subsidiaries; provided further, that such Issuance of securities is not intended to circumvent any provisions of the Transaction Agreements, including in connection with a Change of Control or Transfer to a Restricted Person, and provided, further, that such Issuance of securities is made together with the issuance of non-convertible/non-exchangeable debt securities and at least 90% of the value received for such Issuance shall be in respect of such non-convertible/non-exchangeable debt securities included in such Issuance;

(e) Any Issuance of securities in connection with any stock split or stock dividend paid on a proportionate basis (which include adjustments provided for in Convertible Securities held by the Televisa Investors) to all holders of Common Stock;

(f) Any Issuance of shares of Common Stock or Convertible Securities at fair market value as of the date of issuance (as determined in good faith by the Board, which may consider economic and non-economic value provided by such transaction), in an amount not to exceed, for all such Issuances described in this clause (f), 10% of the Company’s then-outstanding Shares, in connection with any joint venture or strategic transaction, including a business combination or acquisition, entered into primarily for purposes other than raising capital (as determined in good faith by the Board); provided that the Televisa Investors shall have participation rights under this Section 2 on any such Issuance if the Person being issued shares of Common Stock or Convertible Securities is a Principal Investor or an Affiliate of a Principal Investor; and provided further that, for the avoidance of doubt, the Televisa Investors shall have participation rights under this Section 2 on any such Issuance to the extent the amount of all such Issuances described in this clause (f) exceed 10% of the Company’s then-outstanding Shares;

(g) Any issuance of capital stock of any direct or indirect subsidiary of the Company to the stockholders of the Company in order to effect a “spin-off” transaction of a direct or indirect subsidiary of the Company;

2.4 Certain Provisions Applicable to Convertible Securities. In the event that the Issuance of Subject Securities shall result in any increase in the number of shares of Common Stock issuable upon exercise, conversion or exchange of any Convertible Securities, then the number of shares (or Equivalent Shares, if applicable) of Subject Securities and Other Securities, if applicable, which the holders of such Convertible Securities shall be entitled to purchase pursuant to Section 2.1 with respect to such Issuance only, if any, shall be reduced, share for share, by the amount of any such increase.

2.5 Acquired Shares. Any Subject Securities constituting Common Stock acquired by Televisa pursuant to this Section 2 shall be deemed for all purposes hereof to be Shares hereunder.

2.6 Period. Each of the foregoing provisions of this Section 2 shall expire upon a Televisa Sell-Down.

3. REGISTRATION RIGHTS. The Company will perform and comply, and cause each of its subsidiaries to perform and comply, with such of the following provisions as are applicable to it. Each Holder will perform and comply with such of the following provisions as are applicable to such Holder.

3.1 Demand Registration Rights for Investor Registrable Securities.

3.1.1 General. One or more current or former Principal Investor Groups or, the Majority Televisa Investors (the “Initiating Investors”), by notice to the Company specifying the amount and intended method or methods of disposition, may request that the Company effect the registration under the Securities Act for a Public Offering (including by means of a shelf registration pursuant to Rule 415 (a “Shelf Registration”) if so requested by the Initiating Investors if the Company is then eligible to use such registration) of all or a specified part of the Registrable Securities held by such Initiating Investors; provided, however, that, (i) with respect to a Principal Investor Request, until [the second (2nd) anniversary of the Qualified Public Offering] [            , 2017], the Initiating Investors must, in the aggregate, hold at least a majority of the Registrable Securities then held by all current or former Principal Investor Groups and on or after [the second (2nd) anniversary of the Qualified Public Offering] [            , 2017], the Initiating Investors must,

in the aggregate, hold at least one-third of the Registrable Securities then held by all current or former Principal Investor Groups, (ii) the Company shall not be obligated to file a registration statement relating to any registration request under this Section 3.1.1 within a period of 180 days after the effective date of any other registration statement relating to any registration request under this Agreement without the consent of (A) the Majority Principal Investors (or the Company if there are no Principal Investors remaining), in the event of a Principal Investor Request, or (B) the Company, in the event of a Televisa Request (provided that if the Initiating Investors make a request under this Section 3.1.1, and the Company determines to include shares for its own account in such registration statement resulting in the Initiating Investors being permitted to register not more than 50% of the Registrable Securities that they requested to register, then this clause (ii) shall not limit the ability of any Initiating Investors to make additional requests within such 180 day period), (iii) the Company shall not be obligated to file more than (A) one (1) registration statement pursuant to a Televisa Request in any 365 day period or (B) three (3) registration statements pursuant to Televisa Requests (provided that if the Majority Televisa Investors make a request under this Section 3.1.1, and the Company determines to include Registrable Securities for its own account, or Registrable Securities of other persons are included in accordance with Section 3.2, in such registration statement resulting in the Majority Televisa Investors being permitted to register and sell not more than 80% of the Registrable Securities (or, in the case of the last Televisa Request, whether the third Televisa Request or a subsequent Televisa Request as a result of this parenthetical, less than 100% of the Registrable Securities) that it requested to register, then such request shall not be deemed to be a Televisa Request or a Principal Investor Request and this clause (iii) shall not limit the ability of the Majority Televisa Investors to make additional requests within such 365 day period), and (iv) the value of Registrable Securities that the Initiating Investors propose to sell in such Public Offering must be at least (A) fifty million dollars ($50,000,000) (or, in the case of the last Televisa Request, no minimum shall apply), if such registration could be effected by the filing of a registration statement on Form S-1 or (B) thirty million dollars ($30,000,000) (or, in the case of the last Televisa Request, no minimum shall apply), if such registration could be effected by the filing of a registration statement on Form S-3. For the avoidance of doubt, the Company shall not include any securities, other than Registrable Securities, for its own account in a registration pursuant to this Section 3.1.1. The Company will then use its best efforts to (x) effect the registration under the Securities Act of the Registrable Securities which the Company has been requested to register by such Initiating Investors together with all other Registrable Securities which the Company has been requested to register pursuant to Section 3.2 by other Holders, all to the extent required to permit the disposition (in accordance with the intended methods thereof as aforesaid and as otherwise specified by the Coordination Committee) of the Registrable Securities which the Company has been so requested to register, and (y) obtain acceleration of the effective date of the registration statement relating to such registration (when directed by the Coordination Committee or, in the case of a Televisa Request, by Televisa); provided, however, that the Company shall not be obligated to effect any such registration pursuant to this Section 3.1.1:

(a) during the effectiveness of any Principal Lock-Up Agreement entered into in connection with any registration statement pertaining to an underwritten public offering of securities of the Company; and

(b) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance unless the Company is already subject to service in such jurisdiction and except as may be required by the Securities Act.

If following a Majority Acquisition Date (as defined in the Stockholders Agreement), the Company consummates a Public Offering, then regardless of whether or not such Public Offering is a Qualified Public Offering, the Televisa Investors shall be entitled to exercise their rights to demand the registration of Registrable Securities pursuant to this Section 3.1.1 but subject, however, to the provisions of Sections 5.3 through 5.5 of the Stockholders Agreement, to the extent applicable in accordance with the terms thereof.

3.1.2 Form. Except as otherwise provided above or required by applicable Law, so long as the Company is eligible and qualified to register Registrable Securities on Form S-3 (or any successor or similar short form registration statement) each registration requested pursuant to Section 3.1.1 shall be effected by the filing of a registration statement on Form S-3 (or any other form which includes substantially the same information as would be required to be included in a registration statement on such form as currently constituted); provided that if any registration requested pursuant to this Section 3.1 is proposed to be effected on Form S-3 (or any successor or similar shortform registration statement) and is in connection with an underwritten offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, it is of material importance to the success of such proposed offering to file a registration statement on Form S-1 (or any successor or similar registration statement) or to include in such registration statement information not required to be included pursuant to Form S-3 (or any successor or similar short form registration statement), then the Company will file a registration statement on Form S-1 or supplement Form S-3 (or any successor or similar shortform registration statement) as reasonably requested by such managing underwriter.

3.1.3 Payment of Expenses. The Company shall pay all Registration Expenses in connection with registrations of Registrable Securities pursuant to this Section 3.1, including all reasonable expenses (other than fees and disbursements of counsel that do not constitute Registration Expenses) that any Holder incurs in connection with each registration of Registrable Securities requested pursuant to this Section 3.1.

3.1.4 Additional Procedures. In the case of (i) a registration pursuant to this Section 3.1 (other than a registration requested pursuant to a Televisa Request), whenever the Coordination Committee shall direct that such registration shall be effected pursuant to an underwritten offering, or (ii) any Public Offering requested pursuant to a Televisa Request, the Company shall include such information in the written notices to Holders referred to in Section 3.2.1(a). In such event, the right of any Holder to have Registrable Securities owned by such Holder included in such registration pursuant to this Section 3.1 shall be conditioned upon such Holder’s participation in such underwriting and the inclusion of such Holder’s Registrable Securities in the underwriting (unless otherwise mutually agreed upon by the Coordination Committee and such Holder). If directed to do so by the Coordination Committee, or, in the case of a Televisa Request, by Televisa, the Company together with the Holders proposing to distribute their Registrable Securities through the underwriting, will enter into an underwriting agreement with the underwriters for such offering containing such representations and warranties by the Company and such Holders and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including customary indemnity and contribution provisions (subject, in each case, to the limitations on such liabilities set forth in this Agreement).

3.1.5 Suspension of Registration. If the filing, initial effectiveness or continued use of a registration statement, including a Shelf Registration statement pursuant to Rule 415, in respect of a registration pursuant to this Section 3.1 at any time would require the Company to make a public disclosure of material non-public information, which disclosure in the good faith judgment of the Board (after consultation with external legal counsel) (a) would be required to be made in any registration statement so that such registration statement would not be materially misleading, (b) would not be required to be made at such time but for the filing, effectiveness or continued use of such registration statement, and (c) would have a material adverse effect on the Company or its business or on the Company’s ability to effect a material proposed acquisition, disposition, financing, reorganization, recapitalization or similar transaction, then the Company may, upon giving prompt written notice of such action to the Holders participating in such registration, delay the filing or initial effectiveness of, or suspend use of, such registration statement; provided, that the Company shall not be permitted to do so (x) more than two (2) times during any twelve (12) month period, (y) for a period exceeding forty five (45) days on any one occasion or (z) for periods exceeding, in the aggregate, ninety (90) days in any twelve (12) month period. In the event the Company exercises its rights under the preceding sentence, such Holders agree to suspend, promptly upon their receipt of the notice referred to above, their use of any Prospectus relating to such registration in connection with any sale or offer to sell Registrable Securities. The Company shall promptly notify such Holders of the expiration of any period during which it exercised its rights under this Section 3.1.5. The Company agrees that, in the event it exercises its rights under this Section 3.1.5, it shall, within forty five (45) days following such Holders’ receipt of the notice of suspension, update the suspended registration statement as may be necessary to permit the Holders to resume use thereof in connection with the offer and sale of their Registrable Securities in accordance with applicable Law.

3.2 Piggyback Registration Rights.

3.2.1 Piggyback Registration.

(a) General. Except in connection with a Shelf Registration, each time the Company proposes to register any shares of Common Stock under the Securities Act on a form which would permit registration of Registrable Securities for sale to the public, for its own account and/or for the account of any other Person (pursuant to Section 3.1 or otherwise) for sale in a Public Offering, the

Company will give notice of its intention to do so to each Holder who at such time is not entitled to withdraw from this Agreement pursuant to Section 7.3 and in any case to Televisa (“Piggyback Eligible Holder”), which notice will include a statement as to whether the Company expects such sale will involve significant marketing efforts. Any Piggyback Eligible Holder may, by written response delivered to the Company (i) in the case of a Public Offering that the Company expects to involve significant marketing efforts (i.e., road show), within seven (7) business days after the date of delivery of such notice, request that all or a specified part of such Piggyback Eligible Holder’s Registrable Securities be included in such registration or (ii) in the case of a Public Offering that the Company expects will not involve significant marketing efforts request within forty eight (48) hours, but not less than one (1) business day, after the date of delivery such notice that all or a specified part of such Piggyback Eligible Holder’s Registrable Securities be included in such block sale or other non-marketed Public Offering. The Company thereupon will use its best efforts to cause to be included in such registration under the Securities Act all Registrable Securities which the Company has been so requested to register by such Piggyback Eligible Holders, to the extent required to permit the disposition (in accordance with the methods to be used by the Company or, pursuant to Section 3.1, other Holders in such Public Offering) of the Registrable Securities to be so registered; provided that (i) if, at any time after giving written notice of its intention to register any securities, the Company shall determine for any reason not to proceed with the proposed registration of the securities to be sold by it and/or for the account of any other Person (pursuant to Section 3.1 or otherwise), the Company may, at its election, give written notice of such determination to each Piggyback Eligible Holder and, thereupon, shall be relieved of its obligation to register any Registrable Securities in connection with such registration (but not from its obligation to pay the Registration Expenses in connection therewith), and (ii) if such registration involves an underwritten offering, all Piggyback Eligible Holders requesting to have Registrable Securities included in the Company’s registration must sell their Registrable Securities to the underwriters selected by the Coordination Committee on the same terms and conditions as apply to the Company (with such differences as may be customary or appropriate in combined primary and secondary offerings) or, in the case of a registration initiated pursuant to Section 3.1.1, the Initiating Investors. No registration of Registrable Securities effected under this Section 3.2 shall relieve the Company of any of its obligations to effect registrations of Registrable Securities pursuant to Section 3.1.

(b) Excluded Transactions. The Company shall not be obligated to effect any registration of Registrable Securities under this Section 3.2 incidental to the registration of any of its securities in connection with:

(i) Any Public Offering relating to employee benefit plans or dividend reinvestment plans;

(ii) Any Public Offering relating to the acquisition or merger after the date hereof by the Company or any of its subsidiaries of or with any other businesses except to the extent such Public Offering is for the sale of securities for cash; or

(iii) Any Public Offering up to and including the Qualified Public Offering, except to the extent the Majority PITV Investors (or the Company if there are no PITV Investors remaining) otherwise determine or if the PITV Investors are participating in such Public Offering.

3.2.2 Payment of Expenses. The Company will pay all Registration Expenses in connection with registrations of Registrable Securities pursuant to this Section 3.2.

3.2.3 Additional Procedures. Piggyback Eligible Holders participating in any Public Offering pursuant to this Section 3.2 shall take all such actions and execute all such documents and instruments that are reasonably requested by the Company to effect the sale of their Registrable Securities in such Public Offering, including being parties to any underwriting agreement entered into by the Company (as directed by the Coordination Committee) and any other selling shareholders in connection therewith and being liable in respect of the representations and warranties and the other agreements (including customary selling stockholder representations, warranties, indemnifications and “lock-up” agreements) for the benefit of the underwriters contained therein; provided, however, that (a) with respect to individual representations, warranties, indemnities and agreements of sellers of Registrable Securities in such Public Offering, the aggregate amount of such liability shall not exceed such Holder’s net proceeds from such offering, and (b) to the extent selling stockholders give further representations, warranties and indemnities in respect of the Company or the business of the Company, then with respect to all other representations, warranties and indemnities of sellers of shares in such Public Offering, the aggregate amount of such liability shall not exceed the lesser of (i) such Holder’s pro rata portion of any such liability, in accordance with such holder’s portion of the total number of Registrable Securities included in such offering, and (ii) such Holder’s net proceeds from such offering.

3.2.4 Registration Statement Form. The Company shall select the registration statement form for any registration pursuant to this Section 3.2 (other than a registration that is also pursuant to Section 3.1); provided that if any registration requested pursuant to this Section 3.2 is proposed to be effected on Form S-3 (or any successor form) and is in connection with an underwritten offering, and if the managing underwriter shall advise the Company in writing that, in its opinion, it is of material importance to the success of such proposed offering to include in such registration statement information not required to be included pursuant to such form, then the Company will supplement such registration statement as reasonably requested by such managing underwriter.

3.3 Certain Other Provisions.

3.3.1 Underwriter’s Cutback. In connection with any registration of Shares, the underwriter may determine that marketing factors (including an adverse effect on the per share offering price) require a limitation of the number of Shares to be underwritten. Notwithstanding any contrary provision of this Section 3 and subject to the terms of this Section 3.3.1, the underwriter may limit the number of Shares which would otherwise be included in such registration by excluding any or all Registrable Securities from such registration, it being understood that, if the registration in question involves primarily a registration for sale of securities for the Company’s own account, then the number of Shares which the Company seeks to have registered in such registration shall not be subject to exclusion, in whole or in part, under this Section 3.3.1. Upon receipt of notice from the underwriter of the need to reduce the number of Shares to be included in the registration, the Company shall advise all holders of the Company’s securities that would otherwise be registered and underwritten pursuant hereto, and the number of Shares of such securities, including Registrable Securities, that may be included in the registration shall be allocated in the following manner, unless the underwriter shall determine that marketing factors require Manager Holders to be cutback disproportionately: Shares, other than Registrable Securities, requested to be included in such registration by other stockholders shall be excluded unless the Company, with the consent of the Coordination Committee, has granted registration rights which are to be treated on an equal basis with Registrable Securities for the purpose of the exercise of the underwriter cutback (such shares afforded such equal treatment being “Parity Shares”); and, if a limitation on the number of Shares is still required, the number of Registrable Securities and Parity Shares that may be included in such registration shall be allocated among the holders thereof in proportion, as nearly as practicable, as follows: to each such holder requesting that its Registrable Securities or Parity Shares be registered in such registration a number of such shares to be included in such registration equal to the lesser of (A) the number of such shares of Registrable Securities or Parity Shares requested to be registered by such holder, and (B) a number of such shares equal to such holder’s Pro Rata Portion.

For purposes of any underwriter cutback, all Registrable Securities held by any Holder shall also include any Registrable Securities held by the partners, retired partners, shareholders or Affiliates of such Holder, or the estates and Family Members of any such Holder or such partners and retired partners, any trusts for the benefit of any of the foregoing Persons and, at the election of such Holder or such partners, retired partners, trusts or Affiliates, any Charitable Organization, in each case to which any of the foregoing shall have distributed, transferred or contributed Registrable Securities prior to the execution of the underwriting agreement in connection with such underwritten offering; provided that, subject to Section 10.8, if such distribution, transfer or contribution occurred not more than 90 days prior to such execution, and such Holder and other Persons shall be deemed to be a single selling Holder, then any pro rata reduction with respect to such selling Holder shall be based upon the aggregate amount of Registrable Securities owned by all entities and individuals included in such selling Holder, as defined in this sentence. No securities excluded from the underwriting by reason of the underwriter’s marketing limitation shall be included in such registration.

Upon delivery of a written request that Registrable Securities be included in the underwriting pursuant to Section 3.1.1 or 3.2.1(a), the Holder thereof may not thereafter elect to withdraw therefrom without the written consent of the Coordination Committee; provided that, if the managing underwriter of any underwritten offering shall advise the

Holders participating in a registration pursuant to Section 3.1 that the Registrable Securities covered by the registration statement cannot be sold in such offering within a price range acceptable to the Initiating Investors, then such Initiating Investors shall have the right to notify the Company that they have determined that the registration statement be abandoned or withdrawn, in which event the Company shall abandon or withdraw such registration statement; provided, further, that if the price to the public at which the Registrable Securities are proposed to be sold will be less than 90% of the average closing price of the class of stock being sold in the offering during the ten (10) trading days preceding the date on which notice of such offering was given pursuant to Section 3.2.1(a), then a Holder participating in such registration pursuant to Section 3.1 or 3.2 may elect to withdraw from such registration by written notice to the Company.

3.3.2 Registration Procedures. If and in each case when the Company is required to effect a registration of any Registrable Securities as provided in this Section 3, the Company shall promptly:

(a) prepare and, in any event within sixty (60) days (forty five (45) days in the case of a Form S-3 registration) after the end of the period under Section 3.2.1(a) within which a piggyback request for registration may be given to the Company, file with the Commission a registration statement with respect to such Registrable Securities and use its best efforts to cause such registration statement to become effective as soon as practicable, and in any event within ninety (90) days after the initial filing;

(b) prepare and file with the Commission such amendments and supplements to such registration statement and the Prospectus or Free Writing Prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period not in excess of two hundred and seventy (270) days or two (2) years in the case of shelf registration statements (or, in either case, such shorter period which will terminate when all Registrable Securities covered by such registration statement have been sold) and to comply with the provisions of the Securities Act and the Exchange Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the seller or sellers thereof set forth in such registration statement; provided that before filing a registration statement, Prospectus or Free Writing Prospectus, or any amendments or supplements thereto in accordance with Section 3.1 or 3.2, the Company will furnish to counsel selected pursuant to Section 3.3.3 copies of all documents proposed to be filed, which documents will be subject to the review of such counsel;

(c) furnish to each seller of such Registrable Securities such number of copies of such registration statement and of each amendment and supplement thereto (in each case including all exhibits filed therewith), such number of copies of the Prospectus or Free Writing Prospectus included in such registration statement (including each preliminary prospectus and summary prospectus), in conformity with the requirements of the Securities Act, and such other documents as such seller may reasonably request in order to facilitate the disposition of the Registrable Securities by such seller;

(d) use its best efforts to register or qualify such Registrable Securities covered by such registration in such jurisdictions as each seller shall reasonably request, and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition in such jurisdictions of the Registrable Securities owned by such seller, except that the Company shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction where, but for the requirements of this clause (d), it would not be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

(e) promptly notify, each seller of any such Registrable Securities covered by such registration statement, at any time when a Prospectus or a Free Writing Prospectus relating thereto is required to be delivered under the Securities Act, of the Company’s becoming aware that the Prospectus or the Free Writing Prospectus included in such registration statement, as then in effect, includes an untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing, and at the request of any such seller, prepare and furnish to such seller a reasonable number of copies of an amended or supplemental Prospectus or Free Writing Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Registrable Securities, such Prospectus or Free Writing Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances then existing;

(f) otherwise use its best efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable (but not more than eighteen (18) months) after the effective date of the registration statement, an earnings statement which shall satisfy the provisions of Section 11(a) of the Securities Act;

(g) use its best efforts to (i) list such Registrable Securities on any securities exchange or authorize for quotation on each other market (including, if applicable, the National Association of Securities Dealers, Inc. (the “NASD”) Automated Quotation System) on which the Common Stock is then listed or authorized for quotation if such Registrable Securities are not already so listed or authorized for quotation; and to (ii) provide a transfer agent and registrar for such Registrable Securities covered by such registration statement not later than the effective date of such registration statement;

(h) enter into such customary agreements (including an underwriting agreement in customary form), which may include indemnification provisions in favor of underwriters and other Persons in addition to the provisions of Section 3.4 hereof, and take such other actions as the Coordination Committee or the underwriters, if any, reasonably requested in order to expedite or facilitate the disposition of such Registrable Securities;

(i) obtain a “cold comfort” letter or letters from the Company’s independent public accountants in customary form and covering matters of the type customarily covered by “cold comfort” letters as the Coordination Committee shall reasonably request;

(j) make available for inspection by [any seller] of such Registrable Securities covered by such registration statement, by any managing underwriter or underwriters participating in any disposition to be effected pursuant to such registration statement and by any attorney, accountant or other agent retained by any such seller or any such managing underwriter(s), all pertinent financial and other records, pertinent corporate documents and properties of the Company and its subsidiaries, and cause all of the Company’s and its subsidiaries’ officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement (subject to each party referred to in this clause (j) entering into customary confidentiality agreements in a form reasonably acceptable to the Company);

(k) notify counsel (selected pursuant to Section 3.3.3 hereof) for the holders of Registrable Securities included in such registration statement, the PITV Investors including Registrable Securities in such registration statement, and the managing underwriter or agent, immediately, and confirm the notice in writing (i) when the registration statement, or any post-effective amendment to the registration statement, shall have become effective, or any supplement to the Prospectus or the Free Writing Prospectus or any amendment to the Prospectus or the Free Writing Prospectus shall have been filed, (ii) of the receipt of any comments from the Commission, (iii) of any request of the Commission to amend the registration statement or amend or supplement the Prospectus or the Free Writing Prospectus or for additional information, and (iv) of the issuance by the Commission of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary prospectus, or of the suspension of the qualification of the registration statement for offering or sale in any jurisdiction, or of the institution or threatening of any proceedings for any of such purposes;

(l) make commercially reasonable efforts to prevent the issuance of any stop order suspending the effectiveness of the registration statement or of any order preventing or suspending the use of any preliminary Prospectus and, if any such order is issued, to obtain the withdrawal of any such order as soon as practicable;

(m) if requested by the managing underwriter or agent or any holder of Registrable Securities covered by the registration statement, incorporate in a

Prospectus or Free Writing Prospectus supplement or post-effective amendment such information as the managing underwriter or agent or such Holder reasonably requests to be included therein, including, with respect to the number of Registrable Securities being sold by such Holder to such underwriter or agent, the purchase price being paid therefor by such underwriter or agent and with respect to any other terms of the underwritten offering of the Registrable Securities to be sold in such offering; and make all required filings of such Prospectus or Free Writing Prospectus supplement or post-effective amendment as soon as practicable after being notified of the matters incorporated in such Prospectus or Free Writing Prospectus supplement or post-effective amendment;

(n) cooperate with the holders of Registrable Securities covered by the registration statement and the managing underwriter or agent, if any, to facilitate the timely preparation and delivery of certificates (not bearing any restrictive legends) representing securities to be sold under the registration statement, and enable such securities to be in such denominations and registered in such names as the managing underwriter or agent, if any, or such Holders may request;

(o) obtain for delivery to the holders of Registrable Securities being registered and to the underwriter or agent an opinion or opinions from counsel for the Company in customary form and in form, substance and scope reasonably satisfactory to such Holders, underwriters or agents and their counsel;

(p) cooperate with each seller of Registrable Securities and each underwriter or agent participating in the disposition of such Registrable Securities and their respective counsel in connection with any filings required to be made with the NASD; and

(q) use its best efforts to make available the executive officers of the Company to participate with the holders of Registrable Securities and any underwriters in any “road shows” that may be reasonably requested by the Holders in connection with distribution of the Registrable Securities.

3.3.3 Selection of Underwriters and Counsel. The underwriters to be retained by the Company in connection with (a) any Public Offering requested pursuant to Section 3.1 (other than a Televisa Request) shall be selected by the Coordination Committee and (b) any Public Offering requested pursuant to a Televisa Request shall be selected by the Majority Televisa Investors with the consent of the Company (such consent not to be unreasonably withheld or delayed). The legal counsel to be retained by the Company in connection with (i) any Public Offering requested pursuant to Section 3.1 (other than a Televisa Request) shall be selected by the Coordination Committee and (ii) any Public Offering requested pursuant to a Televisa Request shall be selected by the Coordination Committee, subject to the approval of the Majority Televisa Investors acting reasonably. The underwriters and legal counsel to be retained by the Company in connection with any other Public Offering to which Section 3.2 applies shall be selected by the Board with the consent of the Coordination Committee (such consent not be unreasonably withheld). In connection with any registration of Registrable Securities pursuant to Sections 3.1 and

3.2, the Coordination Committee may select one counsel to represent all Holders of Registrable Securities, covered by such registration; provided, however, that in the event that the counsel selected as provided above is also acting as counsel to the Company in connection with such registration, those Investors participating in the offering who are then not entitled to designate a member of the Coordination Committee (each such Investor being referred to as a “Participating Investor”) shall be entitled to select one additional counsel to represent all such Participating Investors (the “Additional Counsel”). The Additional Counsel shall be approved by the Participating Investors who, in the aggregate, hold a Majority in Interest of the Common Stock then held by all Participating Investors.

3.3.4 Company Lock-Up. If any registration pursuant to Section 3.1 or 3.2 shall be in connection with an underwritten public offering, the Company agrees not to effect any public sale or distribution of any equity securities of the Company, including any Common Stock or Convertible Securities (in each case, other than as part of such underwritten public offering and other than pursuant to a registration on Form S-4 or S-8) for its own account, within 90 days (or such shorter period as the managing underwriters may agree to with the Coordination Committee) after, the effective date of such registration (except as part of such registration).

3.3.5 Holders Lock-Up. Each Holder shall enter into the Principal Lock-Up Agreement promptly upon the request of the Company or the managing underwriter, as applicable, and comply with the provisions of the Principal Lock-Up Agreement as though such agreement was set forth herein.

3.3.6 Other Agreements. The Company covenants and agrees that, so long as any Person holds any Registrable Securities in respect of which any registration rights provided for in Section 3.1 or 3.2 remain in effect, the Company will not, directly or indirectly, grant to any Person or agree to or otherwise become obligated in respect of (a) rights of registration in the nature or substantially in the nature of those set forth in Section 3.1 or 3.2 that would have priority over (“Senior Registration Rights”), or that are pari passu with, the Registrable Securities with respect to the inclusion of such securities in any registration, in each case, that disproportionately affect the rights of any PITV Investor, without the prior approval of the Coordination Committee (provided, however, that in the event any PITV Investor receives rights in the nature or substantially in the nature of those set forth in Section 3.2 in connection with the Company’s grant of any such Senior Registration Rights, then all PITV Investors shall receive such rights on a pro rata basis), or (b) demand registration rights exercisable prior to such time as the current or former Principal Investors and the Majority Televisa Investors can first exercise their rights under Section 3.1.

3.3.7 Other Registration-Related Matters.

(a) The Company may require any Holder that is registering Registrable Securities pursuant to Section 3.1 or 3.2 to furnish to the Company in writing such information regarding such Person and its Affiliates and pertinent to the disclosure requirements relating to the registration and the distribution of the Registrable Securities which are included in such Public Offering as the Company may from time to time reasonably request in writing and such other information as may be legally required in connection with such registration.

(b) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.3.2(e), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until its receipt of the copies of the amended or supplemented Prospectus or Free Writing Prospectus contemplated by Section 3.3.2(e) and, if so directed by the Company, each Holder will, subject to applicable Law or any direction of the Commission, deliver to the Company or destroy all copies, other than permanent file copies then in their possession, of the Prospectus or the Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3.3.2(e) to and including the date when each seller of Registrable Securities covered by such registration statement has received the copies of the supplemented or amended Prospectus or Free Writing Prospectus contemplated by Section 3.3.2(e).

(c) Each Holder agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3.3.2(k)(iv), it will forthwith discontinue disposition of Registrable Securities pursuant to the registration statement covering such Registrable Securities until the lifting of such stop order, other order or suspension or the termination of such proceedings and, if so directed by the Company, each Holder will, subject to applicable Law or any direction of the Commission, deliver to the Company or destroy all copies, other than permanent file copies then in its possession, of the Prospectus or the Free Writing Prospectus covering such Registrable Securities current at the time of receipt of such notice. In the event the Company gives any such notice, the period for which the Company will be required to keep the registration statement effective will be extended by the number of days during the period from and including the date of the giving of such notice pursuant to Section 3.3.2(k)(iv) to and including the date when such stop order, other order or suspension is lifted or such proceedings are terminated.

3.3.8 Public Dispositions Without Registration. With a view to making available the benefits of certain rules and regulations of the Commission which may at any time permit the sale of Registrable Securities to the public without registration after such time as a public market exists for Common Stock, the Company agrees:

(a) to make and keep public information available, as those terms are understood and defined in Rule 144, at all times after the effective date of the first registration under the Securities Act filed by the Company for an offering of its Common Stock to the public;

(b) to use its commercially reasonable efforts to then file with the Commission in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act any time after it has become subject to such reporting requirements; and

(c) so long as a Holder owns any Registrable Securities, to furnish to such Holder promptly upon request (i) a written statement by the Company as to its compliance with the reporting requirements of Rule 144 (at any time after one hundred and eighty (180) days after the effective date of the first registration statement filed by the Company for an offering of its Common Stock to the public), and of the Securities Act and the Exchange Act (at any time after it has become subject to such reporting requirements), (ii) a copy of the most recent annual or quarterly report of the Company, and (iii) such other reports and documents of the Company as such Holder may reasonably request in availing himself of any rule or regulation of the Commission allowing such Holder to sell any such Securities without registration.

3.4 Indemnification and Contribution.

3.4.1 Indemnities of the Company. In the event of any registration of any Registrable Securities or other debt or equity securities of the Company or any of its subsidiaries under the Securities Act pursuant to this Section 3 or otherwise, and in connection with any registration statement or any other disclosure document produced by or on behalf of the Company or any of its subsidiaries including reports required and other documents filed under the Exchange Act, and other documents pursuant to which any debt or equity securities of the Company or any of its subsidiaries are sold (whether or not for the account of the Company or its subsidiaries), the Company will, and hereby does, and will cause each of its subsidiaries, jointly and severally, to indemnify and hold harmless each holder of Registrable Securities, any Person who is or might be deemed to be a controlling Person of the Company or any of its subsidiaries within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act, their respective direct and indirect general and limited partners, advisory board members, directors, officers, employees, trustees, managers, members, affiliates and shareholders, and each other Person, if any, who controls any such holder or any such controlling Person within the meaning of Section 15 of the Securities Act or Section 20 of the Exchange Act (each such Person being referred to herein as a “Covered Person”), against any losses, claims, damages or liabilities (or actions or proceedings in respect thereof), joint or several, and reasonable expenses to which such Covered Person may be or become subject under the Securities Act, the Exchange Act, any other securities or other Law of any jurisdiction, insofar as such losses, claims, damages or liabilities or actions or proceedings in respect thereof arise out of or are based upon (a) any untrue statement or alleged untrue statement of any material fact contained or incorporated by reference in the Disclosure Package, registration statement under the Securities Act, any Prospectus, any Free Writing Prospectus, or any amendment or supplement thereto, or any document incorporated by reference therein, or any other such disclosure document (including reports and other documents filed under the Exchange Act and any document incorporated by reference therein) or other document or report, (b) any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading or (c) any violation or alleged violation by the Company or any of its subsidiaries of any Law applicable to the Company or any of its subsidiaries and relating to action or inaction in connection with any such registration, disclosure document or other document or report, and will reimburse such Covered Person for any legal or any other expenses incurred by it in connection with investigating or defending any such loss, claim, damage, liability, action or proceeding; provided, however, that neither the Company nor any of its subsidiaries shall be liable to any Covered Person in any such case to the extent that any such loss, claim, damage, liability, action or proceeding or expense arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such registration statement, any such Disclosure Package, registration statement under the Securities Act, Prospectus, Free Writing Prospectus, amendment or supplement, in reliance upon and in conformity with written information furnished to the Company or to any of its subsidiaries through an instrument duly executed by such Covered Person specifically stating that it is for use in the preparation thereof. The indemnities of the Company and of its subsidiaries contained in this Section 3.4.1 shall remain in full force and effect regardless of any investigation made by or on behalf of such Covered Person and shall survive any transfer of securities or any termination of this Agreement.

3.4.2 Indemnities to the Company. Subject to Section 3.4.4, the Company and any of its subsidiaries may require, as a condition to including any securities in any registration statement filed pursuant to this Section 3, that the Company and any of its subsidiaries shall have received an undertaking reasonably satisfactory to it from the prospective seller of such securities, severally and not jointly, to indemnify and hold harmless in the same manner and to the same extent as provided in Section 3.4.1, the Company and any of its subsidiaries, each director of the Company or any of its subsidiaries, each officer of the Company or any of its subsidiaries who shall sign such registration statement and each other Person (other than such seller), if any, who controls the Company and any of its subsidiaries within the meaning of Section 1 of the Securities Act or Section 20 of the Exchange Act and each other prospective seller of such securities and prospective underwriter with respect to any untrue statement in or omission from such Disclosure Package, registration statement under the Securities Act, Prospectus, Free Writing Prospectus, amendment or supplement, or any other disclosure document (including reports and other documents filed under the Exchange Act or any document incorporated therein) or other document or report, if such untrue statement or omission was made in reliance upon and in conformity with written information furnished to the Company or any of its subsidiaries through an instrument executed by such seller specifically stating that it is for use in the preparation of such Disclosure Package, registration statement under the Securities Act, Prospectus, Free Writing Prospectus, amendment or supplement, or other document or report. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company, any of its subsidiaries or any such director, officer or controlling Person and shall survive any transfer of securities or any termination of this Agreement.

3.4.3 Contribution. If the indemnification provided for in Sections 3.4.1 or 3.4.2 is unavailable to a party that would have been entitled to indemnification pursuant to the foregoing provisions of this Section 3.4 for reasons other than described in the proviso to Section 3.4.1 (an “Indemnitee’) in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense referred to therein, then each party that would have been an indemnifying party thereunder shall, subject to Section 3.4.4 and in lieu of indemnifying such Indemnitee, contribute to the amount paid or payable by such Indemnitee as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense in such proportion as is appropriate to reflect the relative fault of such indemnifying party on the one hand and such Indemnitee on the other in connection with the untrue statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or such Indemnitee and the parties’ relative intent, knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just or equitable if contribution pursuant to this Section 3.4.3 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the preceding sentence. The amount paid or payable by a contributing party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) or expense referred to above in this Section 3.4.3 shall include any legal or other expenses reasonably incurred by such Indemnitee in connection with investigating or defending any such action or claim. No Person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any Person who was not guilty of such fraudulent misrepresentation.

3.4.4 Limitation on Liability of Holders of Registrable Securities. The liability of each Holder in respect of any indemnification or contribution obligation of such Holder arising under this Section 3.4 shall not in any event exceed an amount equal to the net proceeds realized by such Holder (after deduction of all underwriters’ discounts and commissions) from the disposition of the Registrable Securities disposed of by such Holder pursuant to such registration.

3.4.5 Indemnification Procedures. Promptly after receipt by an Indemnitee of written notice of the commencement of any action or proceeding with respect to which a claim for indemnification may be made pursuant to this Section 3.4, such Indemnitee will, if a claim in respect thereof is to be made against an indemnifying party, give written notice to the latter of the commencement of such action or proceeding; provided that the failure of the Indemnitee to give notice as provided herein shall not relieve the indemnifying party of its obligations under this Section 3.4, except to the extent that the indemnifying party is materially prejudiced by such failure to give notice. In case any such action or proceeding is brought against an Indemnitee, the indemnifying party will be entitled to participate in and to assume the defense thereof (at its expense), jointly with any other indemnifying party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnitee, and after notice from the indemnifying party to such Indemnitee of its election so to assume the defense thereof, the indemnifying party will not be liable to such Indemnitee for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation and shall have no liability for any settlement made by the Indemnitee without the consent of the indemnifying party, such consent not to be unreasonably withheld. Notwithstanding the provisions hereof, at any time, regardless of whether an indemnifying party has initiated participation in or assumed the defense of any such action or proceeding, the Indemnitee may retain separate counsel at its own expense. Notwithstanding the foregoing, if in such Indemnitee’s reasonable judgment a conflict of interest between such Indemnitee and the indemnifying parties may exist in respect of such action or proceeding or the indemnifying party does not assume the defense of any such action or proceeding within a reasonable time after notice of commencement, the Indemnitee shall have the right to assume or continue its own defense and the indemnifying party shall, subject to Section 3.4.4 (if applicable), be liable for any reasonable expenses therefor, but in no event will bear the expenses for more than one firm of counsel for all Indemnitees in each jurisdiction who shall be approved by the Coordination Committee in the registration in respect of which such indemnification is sought. No indemnifying party will settle any action or proceeding or consent to the entry of any judgment without the prior written consent of the Indemnitee, unless such settlement or judgment (a) includes as an unconditional term thereof the giving by the claimant or plaintiff of a release to such Indemnitee from all liability in respect of such action or proceeding and (b) does not involve the imposition of equitable remedies or the imposition of any obligations on such Indemnitee and does not otherwise adversely affect such Indemnitee, other than as a result of the imposition of financial obligations for which such Indemnitee will be indemnified hereunder.

3.4.6 Non-Exclusivity. The obligations of the parties under this Section 3.4 will be in addition to any liability, without duplication, which any party may otherwise have to any other party.

3.5 Shelf Take-Downs. At any time that a Shelf Registration statement covering Registrable Securities pursuant to this Section 3 is effective, if any one or more current or former Principal Investor Groups or Majority Televisa Investors (the “Initiating Take-Down Holders”) delivers a notice to the Company and to the Coordination Committee (a “Take-Down Notice”) stating that it intends to effect an offering of all or part of its Registrable Securities included by it on the Shelf Registration statement, whether such offering is underwritten or non-underwritten (provided that such offering is for more than $20,000,000) (a “Shelf Offering”) and stating the number of the Registrable Securities to be included in the Shelf Offering (the “Shelf Take-Down Amount”) and the proposed manner of sale, then, provided that the Coordination Committee reasonably approves the number of the Registrable Securities to be included in such Shelf Offering, the Company shall amend or supplement the Shelf Registration statement as may be necessary in order to enable such Registrable Securities to be distributed pursuant to the Shelf Offering (taking into account the inclusion of Registrable Securities by any other Holders pursuant to this Section 3.5). In connection with any Shelf Offering:

(a) such Initiating Take-Down Holders shall also deliver the Take-Down Notice to all other Holders and permit each Holder (a “Shelf Piggyback

Eligible Holder”) to include in the Shelf Offering Registrable Securities if such Shelf Piggyback Eligible Holder notifies the Initiating Take-Down Holder(s) and the Company (the “Shelf Take-Down Inclusion Notice”) of its irrevocable commitment to sell the number of Registrable Securities in the Shelf Offering set forth in such Shelf Take-Down Inclusion Notice, (x) within seven (7) business days if the Take Down Notice indicates that the Shelf Offering will involve significant marketing efforts or (y) within forty eight (48) hours, but not less than one (1) business day, of the Take Down Notice indicates that the Shelf Offering will not involve significant marketing efforts, after delivery of the Take-Down Notice to such Shelf Eligible Piggyback Holder, and

(b) in the event that the underwriter, if any, determines that marketing factors (including an adverse effect on the per share offering price) require a limitation on the number of Registrable Securities which would otherwise be included in such Shelf Offering, the underwriter, if any, may limit the number of Registrable Securities which would otherwise be included in such Shelf Offering in the same manner as is described in Section 3.3.1 with respect to a limitation of shares to be included in a registration.

(c) The Company will thereupon use its best efforts to cause to be included in such Shelf Offering all Registrable Securities of the Initiating Take-Down Holders and the Shelf Piggyback Eligible Holders which the Company has been requested to include in such Shelf Offering in accordance with this Section 3.5. The offering price and terms of the Shelf Offering shall be determined by the Initiating Take-Down Holders, provided that such Initiating Take-Down Holders may abandon such Shelf Offering at any time prior to the closing of such Shelf Offering. Each Shelf Piggyback Eligible Holder who delivers a Shelf Take-Down Inclusion Notice in accordance with Section 3.5(a) shall be irrevocably committed to sell the number of Registrable Securities in such Shelf Offering (not to exceed its Pro Rata Portion of the Shelf Take-Down Amount); provided that such Shelf Piggyback Eligible Holder may withdraw its commitment to include Registrable Securities in a Shelf Offering if such Shelf Offering has not be consummated within sixty (60) days of such Shelf Piggyback Eligible Holder’s receipt of the Take-Down Notice with respect to such Shelf Offering.

3.6 Coordination Committee. The PITV Investor Groups have formed a coordination committee (the “Coordination Committee”) and will maintain such committee for so long as this Agreement remains in effect. Each current or former PITV Investor Group, until the earlier of (i) such time as such PITV Investor Group has voluntarily Transferred more than ninety-five percent (95%), and (ii) three years following such time as such PITV Investor Group has voluntarily Transferred more than eighty-five percent (85%), in each of (i) and (ii), in the aggregate, of the Shares held by such PITV Investor Group on the Calculation Date (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations, recapitalizations, reclassifications (including the Reclassification) and other similar capitalization changes), and shall be permitted to designate one (1) representative to participate on the Coordination Committee, and shall be permitted to remove and replace such designee from time to time; provided that such PITV Investor Group’s designee shall be automatically removed (and not replaced) at such time as such PITV Investor Group has voluntarily Transferred more than ninety-eight percent (98%), in the aggregate, of the Shares held by such PITV Investor Group on the Calculation Date (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations, recapitalizations, reclassifications (including the Reclassification) and other similar capitalization changes). In any event, and not in limitation of the foregoing, Televisa shall be permitted to designate one (1) representative to participate on the Coordination Committee until there is a Televisa Sell Down. The initial members of the Coordination Committee are set forth in Exhibit B. Except to the extent specified in this Section 3.6, a majority of the members of the Coordination Committee shall determine, from time to time, the procedures which govern the conduct of the Coordination Committee; provided that such procedures shall not Discriminate against any particular designee or designees. Actions of the Coordination Committee shall require the affirmative vote of a majority of the members of the Coordination Committee.

3.7 13D or 13G Filing. The Majority PITV Investors may require, upon the advice of counsel that such action is legally required, each PITV Investor to participate in, provide all information necessary for the filing of, and duly execute, a Schedule 13D or Schedule 13G, as applicable, “group” filing (without necessarily acknowledging that the PITV Investors are a group) pursuant to the Exchange Act and Exchange Act Rules with respect to the agreements among the PITV Investors and each such PITV Investor’s ownership of the Company; provided that, except to the extent expressly required hereunder and by the other Transaction Agreements, no PITV Investors shall be required to act together for the purpose of acquiring, holding, voting, disposing of or otherwise with respect to, Shares and such Schedule 13D or Schedule 13G filing shall not result in any PITV Investor being deemed to constitute a group with any other PITV Investor(s) for any other purpose under the Transaction Agreements.

4. TRANSFER RESTRICTIONS.

4.1 Permitted Public Transfers and Block Sales. After the date hereof, no Holder shall Transfer any or all of its Shares pursuant to Rule 144, or pursuant to a registration statement on Form S-8, in a block sale to a financial institution (excluding block sales pursuant to Shelf Offerings pursuant to Section 3.5) or in a private transfer pursuant to Section 3.1.5 of the Stockholders Agreement, in each case other than in compliance with Sections 4.1.1 and 4.1.2, as applicable, and the applicable provisions of the Stockholders Agreement; provided that, for the avoidance of doubt the approval of the Coordination Committee shall not be required to approve such Transfers unless otherwise expressly required hereunder. Shares Transferred pursuant to Rule 144 or in a block sale to a financial institution in compliance herewith shall conclusively be deemed thereafter not to be Shares under this Agreement.

4.1.1 Public Transfers. The Coordination Committee may determine to require the Holders to make reasonable efforts to coordinate their efforts to Transfer Shares pursuant to Rule 144, pursuant to a registration statement on Form S-8 or otherwise (“Sale Coordination”) or to discontinue such coordination requirement. As of the date of this Agreement, Sale Coordination shall be required until such time, if ever, as the Coordination Committee provides a subsequent notice to the Holders that such coordination is discontinued. Thereafter, the Coordination Committee may reinstitute and discontinue Sale Coordination from time to time by providing notice to the Holders.

(a) For so long as Sale Coordination is in effect, each Holder shall promptly notify the Coordination Committee when it wishes to Sell Shares under Rule 144; provided, that for any given measurement period for purposes of the Rule 144 group volume limit, except as provided in Section 4.3, no Holder shall be permitted to effect Transfers in excess of their pro rata share of all Shares that may be Transferred by members of the Related Group during the applicable measurement period based on its percentage ownership of Shares held by all holders of Shares at the start of such measurement period. In the event any Holder agrees to forego its full pro rata share of the Rule 144 group volume limit by written notice to the Coordination Committee, the remainder shall be re-allocated pro rata among the other Holders in like manner (except that the Shares held by such forfeiting Holder at the start of such measurement period shall be excluded from such calculation). The Company shall, within three (3) business days following receipt of a written request from a Holder, advise such Holder of the Rule 144 group volume limit applicable at such date; provided that no Holder or Affiliate thereof shall be permitted to submit such a request more than once every calendar month.

(b) The provisions of this Section 4.1.1 shall not apply to any Transfer of Shares (i) in a Public Offering that is made in compliance with Section 3, (ii) that does not rely on Rule 144, or (iii) at any time with respect to which Sale Coordination is not effective.

(c) Notwithstanding the foregoing, a Holder may opt out of Sale Coordination with respect to any period of time if such Holder delivers a notice to the Coordination Committee irrevocably committing not to Transfer Shares pursuant to Rule 144 or a transaction described in Section 4.1.2 or 4.2 during such period.

4.1.2 Certain Other Transfers. Each Holder shall provide reasonable prior notice (not more than [●] days) to the Coordination Committee (or, after the expiration of the term described in Section 4.5, the other Holders) when it plans to Transfer any or all of its Shares pursuant to (a) a block sale to a financial institution not effected pursuant to a Shelf Offering in accordance with Section 3.5, (b) a registration statement on Form S-8 or (c) a private transfer pursuant to Section 3.1.5 of the Stockholders Agreement.

4.2 Distributions to Partners, Members or Stockholders. For so long as Sale Coordination is effective, each Investor shall provide reasonable prior notice to the Coordination Committee prior to any LP Distribution.

4.3 Volume Limit. For purposes of this Agreement, so long as Sale Coordination is effective, Transfers contemplated by Sections 4.1.2, and LP Distributions, will be limited to the number of Shares that the applicable Holder would have been permitted to Transfer under Rule 144 pursuant to the proviso in Section 4.1.1(a) and will reduce for purposes of this Agreement, on a Share for Share basis, the number of Shares that such Holder is permitted to sell under Rule 144, whether individually or as part of a Related Group, whether or not such Transfer or LP Distribution is required by applicable Law to be so treated. In the event that, while Sale Coordination is in effect, any Holder elects to make a Transfer contemplated by Section 4.1.2, or, an LP Distribution, and provided that such Transfer or LP Distribution is not required by applicable Law to be taken into account for purposes of the Related Group’s volume limit under Rule 144, then each Holder’s (including the Holder making such Transfer or LP Distribution) pro rata share of the Related Group’s volume limit for purposes of Section 4.1.2(a) shall be increased by such Holder’s pro rata share of the Shares that such Holder is no longer permitted to sell under Rule 144 pursuant to the first sentence of this Section 4.3.

4.4 No Sale Coordination. Subject, in all cases, to any applicable Law, in the event that Sale Coordination is not in effect, no Holder shall, in a given calendar year, Transfer pursuant to Rule 144, pursuant to a registration statement on Form S-8, in a block sale to a financial institution not effected pursuant to a Shelf Offering in accordance with Section 3.5 or in an LP Distribution, Shares representing more than the lesser of (a) 2% of the total Shares outstanding on the first day of such calendar year, and (b) 20% of the total Shares owned by such Holder on the first day of such calendar year, in each case without the approval of the Coordination Committee, which such approval shall be granted or withheld with respect to all Holders in a fair and equitable manner over the course of such calendar year.

4.5 Period. Except for Section 4.1.2, the provisions of Sections 4.1 through 4.4 shall terminate with respect to any Share on the [fifth (5) anniversary of the closing of the Qualified Public Offering] [            , 2020]. The Coordination Committee may elect to exclude any holder of Management Shares, Bank Investor Shares or any holder of Other Investor Shares from the provisions of Sections 4.1 through 4.4 at any time.

4.6 Opinion of Counsel. The Company shall permit and authorize the transfer agent and registrar for any Registrable Securities to rely on the written opinion of counsel to a Principal Investor and to act in accordance with such counsel’s written instructions with respect to Registrable Securities of such Principal Investor.

5. REMEDIES. The parties shall have all remedies available at law, in equity or otherwise in the event of any breach or violation of this Agreement or any default hereunder. The parties acknowledge and agree that in the event of any breach of this Agreement, in addition to any other remedies which may be available, each of the parties hereto shall be entitled to specific performance of the obligations of the other parties hereto and, in addition, to such other equitable remedies (including preliminary or temporary relief) as may be appropriate in the circumstances.

6. PERMITTED TRANSFEREES. Except as otherwise expressly provided herein, no Holder or other party hereto may assign any of its respective rights or delegate any of its respective obligations under this Agreement without the prior written consent of the other parties hereto, and any attempted assignment or delegation in violation of the foregoing shall be null and void. Notwithstanding the foregoing sentence, the rights of an Investor hereunder may be assigned (but only with all related obligations as set forth below) in connection with a Transfer of Shares effected in accordance with the terms of this Agreement and the other Transaction Agreements (a) to (i) a Permitted Transferee of such Investor (but only if such Investor is not a New Televisa Investor, unless otherwise expressly provided herein), (ii) a Purchaser of Control or, (iii) in the case of Televisa or a New Televisa Investor, a New Televisa Investor, (b) with respect to the provisions of Sections 2 (other than Section 2.1.1) and 3.2, to any other transferee that, together with its Affiliates, acquires shares of Registrable Securities in such Transfer either (A) for consideration of at least $35,000,000 or (B) having a then fair market value (determined in good faith by the Board) of at least $35,000,000; provided that no assignment pursuant to this clause (b) with respect to the provisions of Section 2 may be made after an Initial Public Offering, or (c) pursuant to Section 2.1.6; provided, that no assignment of any rights under this Agreement may be made to a Restricted Person. Without prejudice to any other or similar conditions imposed hereunder with respect to any such Transfer, no assignment permitted under the terms of this Section 6 shall be effective unless the transferee to which such assignment is being made, if not a Holder, has delivered to the Company a written acknowledgment and agreement in form and substance reasonably satisfactory to the Company that the Shares in respect of which such assignment is made shall continue to be deemed Shares and shall be subject to all of the provisions of this Agreement relating to Shares and that such transferee shall be bound by, and shall be a party to, this Agreement to the same extent, and in the same capacity, as the Holder that Transfers such Shares to such transferee; provided, that only a Permitted Transferee of a Principal Investor will be deemed to be a “Principal Investor” for purposes of this Agreement, only a Permitted Transferee of Televisa will be deemed to be “Televisa” for purposes of this Agreement and only a Permitted Transferee of Televisa or a New Televisa Investor will be deemed to be a “Televisa Investor” for purposes of this Agreement, only a Permitted Transferee of a Bank Investor will be deemed to be a “Bank Investor” for purposes of this Agreement, only a Permitted Transferee of an Other Investor or a Person that ceases to be a New Televisa Investor will be deemed to be an “Other Investor” for purposes of this Agreement and only a Permitted Transferee of a Manager will be deemed to be a “Manager” for purposes of this Agreement.

7. AMENDMENT, TERMINATION, ETC.

7.1 Oral Modifications. This Agreement may not be orally amended, modified, extended or terminated, nor shall any oral waiver of any of its terms be effective.

7.2 Written Modifications. Except as provided in the second sentence of this Section 7.2 and subject to the relevant provisions of any other Transaction Agreement, this Agreement may be amended, modified, extended, terminated or waived (“Amendment”), only by an agreement in writing signed by the Company and the Majority PITV Investors (or Holders holding a majority of the shares of Common Stock held by Holders party hereto if there are no PITV Investors remaining). The consent of Televisa shall be required for any Amendment that, by its terms, Discriminates against Televisa or any of the Televisa Investors under this Agreement. The consent of a Majority in Interest of the Bank Investor Shares shall be required for any Amendment that, by its terms, Discriminates against the holders of Bank Investor Shares as such under this Agreement, and the consent of any holder of Bank Investor Shares shall be required for any Amendment that, by its terms, Discriminates against such holder of Bank Investor Shares as such (compared to other holders of Bank Investor Shares) under this Agreement; provided that it is understood and agreed that, for the purposes of interpreting and enforcing this amendment and waiver provision, Amendments that affect all Holders will not be deemed to Discriminate against the holders of Bank Investor Shares as such simply because holders of Bank Investor Shares (i) own or hold more or less Shares than any other Holders, (ii) invested more or less money in the Company or its direct or indirect subsidiaries than any other Holders or (iii) have greater or lesser voting rights or powers than any other Holders. The consent of a Majority in

Interest of the Other Investor Shares shall be required for any Amendment that Discriminates, by its terms, against the holders of Other Investor Shares as such under this Agreement; provided that it is understood and agreed that, for the purposes of interpreting and enforcing this amendment and waiver provision, Amendments that affect all Holders will not be deemed to Discriminate against the holders of Other Investor Shares as such simply because holders of Other Investor Shares (i) own or hold more or less Shares than any other Holder, (ii) invested more or less money in the Company or its direct or indirect subsidiaries than any other Holder, or (iii) have greater or lesser voting rights or powers than any other Holders. The consent of a Majority in Interest of the Management Shares held by Managers then employed by the Company shall be required for any Amendment that, by its terms, Discriminates against the holders of Management Shares as such under this Agreement; provided that it is understood and agreed that, for the purposes of interpreting and enforcing this amendment and waiver provision, Amendments that affect all Holders will not be deemed to Discriminate against the holders of Management Shares as such simply because holders of Management Shares (i) own or hold more or less Shares than any other Holders, (ii) invested more or less money in the Company or its direct or indirect subsidiaries than any other Holders, or (iii) have greater or lesser voting rights or powers than any other Holders. A copy of each such Amendment shall be sent to each Holder and shall be binding upon each party hereto and each holder of Shares subject hereto except to the extent otherwise required by applicable Law; provided that the failure to deliver a copy of such Amendment shall not impair or affect the validity of such Amendment. In addition, each party hereto may waive any right hereunder by an instrument in writing signed by such party or holder. To the extent the Amendment of any Section of this Agreement would require a specific consent pursuant to this Section 7.2, any Amendment to the definitions used in such Section as applied to such Section shall also require the specified consent.

7.3 Withdrawal from Agreement. On and after the first date on which (x) the holders of Shares immediately prior to the Initial Public Offering own less than fifty percent (50%) of the then outstanding Common Stock or, if earlier, (y) the Principal Investors immediately prior to the Initial Public Offering collectively own in the aggregate less than fifty (50%) of the shares of Common Stock collectively held by the Principal Investors (either directly or through such Principal Investors’ ownership of Units of BMPS1 and BMPS3) immediately following the Calculation Date (either of clause (x) or (y), as applicable, the “Aggregate Sell-Down Percentage”), any holder of Shares that, together with its Affiliates, holds less than one percent (1%) of the then outstanding shares of Common Stock may elect (on behalf of itself and all of its Affiliates that hold Shares) (“Individual Sell-Down Percentage”), by written notice to the Company and the PITV Investor Groups, to (a) withdraw all Shares held by such holder and all of its Affiliates from this Agreement (Shares withdrawn pursuant to this clause (a), the “Withdrawn Shares”) and (b) terminate this Agreement with respect to such holder and its Affiliates (holders and Affiliates withdrawing pursuant to this clause (b), the “Withdrawing Holders”); provided that any Shares held indirectly (through ownership of Units of BMPS1, BMPS2, BMPS3 or BMPS4) by any holder, together with its Affiliates, shall not be taken into consideration when calculating Individual Sell-Down Percentages. This Agreement will stay in effect with respect to Holders other than the Withdrawing Holders. From the date of delivery of such withdrawal notice, the Withdrawn Shares shall cease to be Shares subject to this Agreement and, if applicable, the Withdrawing Holders shall cease to be parties to this Agreement and shall no longer be subject to the obligations of this Agreement or have rights under this Agreement; provided, however, that any such Withdrawing Holder shall retain the indemnification rights pursuant to Section 3.4 with respect to any matter that (a) may be an indemnified liability thereunder, and (b) occurred prior to such withdrawal. The Company shall use its best efforts to provide all Holders a written notice promptly following the first date on which the holders of Shares or the Principal Investors, as applicable, immediately prior to the Initial Public Offering own less than the Aggregate Sell-Down Percentage. Any amendment to this Section 7.3 adversely affecting the Bank Investors (including decreasing the Aggregate Sell-Down Percentage or the Individual Sell-Down Percentage) shall require the consent of the Majority in Interest of the holders of Bank Investor Shares.

7.4 Effect of Termination. No termination under this Agreement shall relieve any Person of liability for breach prior to termination. In the event this Agreement is terminated, each Investor shall retain the indemnification, contribution and reimbursement rights pursuant to Section 3.4 with respect to any matter that (a) may be an indemnified liability thereunder, and (b) occurred prior to such termination.

8. LEGENDS.

8.1 Restrictive Legend. Each certificate representing Shares issued or transferred to a Holder shall have the following legend endorsed conspicuously thereupon:

“THE VOTING OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE, AND THE SALE, ENCUMBRANCE OR OTHER DISPOSITION THEREOF, ARE SUBJECT TO THE PROVISIONS OF A PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT, AS MAY BE AMENDED FROM TIME TO TIME, TO WHICH THE ISSUER AND CERTAIN OF ITS STOCKHOLDERS ARE PARTY. SUCH AGREEMENT INCLUDES RESTRICTIONS AND LIMITATIONS ON THE TRANSFER OF THE SECURITIES REPRESENTED BY THIS CERTIFICATE. A COPY OF SUCH AGREEMENT MAY BE INSPECTED AT THE PRINCIPAL OFFICE OF THE ISSUER OR OBTAINED FROM THE ISSUER WITHOUT CHARGE UPON REQUEST.”

Any Person who acquires Shares which are not subject to all or part of the terms of this Agreement, and any Person who withdraws from this Agreement pursuant to the terms of Section 7.3, shall have the right to have such legend (or the applicable portion thereof) removed from certificates representing such Shares.

8.2 Stop Transfer Instruction. The Company or BMPH will instruct any transfer agent not to register the Transfer of any Shares until the conditions specified in the foregoing legend and this Agreement are satisfied.

9. DEFINITIONS. For purposes of this Agreement:

9.1 Certain Matters of Construction. In addition to the definitions referred to or set forth below in this Section 9:

(a) The words “hereof,” “herein,” “hereunder” and words of similar import shall refer to this Agreement as a whole and not to any particular Section or provision of this Agreement, and reference to a particular Section of this Agreement shall include all subsections thereof;

(b) The word “including” shall mean including, without limitation;

(c) Definitions shall be equally applicable to both nouns and verbs and the singular and plural forms of the terms defined;

(d) The masculine, feminine and neuter genders shall each include the other;

(e) For the avoidance of doubt, unless otherwise specified, the term “outstanding,” as used in this Agreement in reference to capital stock, shall not include Convertible Securities or shares issuable upon conversion, exchange or exercise thereof, and as used in this Agreement in reference to Convertible Securities, shall mean Convertible Securities that are outstanding (without giving effect to the conversion, exchange or exercise of such Convertible Securities); and

(f) For the avoidance of doubt, “fully diluted,” as used in this Agreement in reference to capital stock, shall mean after giving effect to the conversion, exchange or exercise of all outstanding Convertible Securities.

9.2 Definitions. The following terms shall have the following meanings:

“Acquisition Holdco” shall have the meaning set forth in the Stockholders Agreement.

“Additional Counsel” shall have the meaning set forth in Section 3.3.3.

“Affiliate” shall mean, with respect to any specified Person, any other Person which directly or indirectly through one or more intermediaries controls, or is controlled by, or is under common control with, such specified Person; provided, however, that neither the Company nor any of its subsidiaries shall be deemed an Affiliate of any of the Holders (and vice versa), and, in addition, such specified Person’s Affiliates shall also include, (a) if such specified Person is a private equity investment fund, any other private equity investment fund the primary investment advisor to which is the primary investment advisor to such specified Person or an Affiliate thereof, and (b) if such specified Person is a natural Person, any Family Member of such natural Person.

“Affiliated Fund” shall mean, with respect to any specified Person, a private equity investment fund that is an Affiliate of such Person or that is advised by the same investment adviser as such Person or by an Affiliate of such investment adviser.

“Aggregate Sell-Down Percentage” shall have the meaning set forth in Section 7.3.

“Agreement” shall have the meaning set forth in the Preamble, as it may be amended from time to time.

“Amended Charter” shall have the meaning set forth in the Recitals.

“Amendment” shall have the meaning set forth in Section 7.2.

“Bank Investor” shall have the meaning set forth in the Preamble.

“Bank Investor Shares” shall mean all Shares held by a Bank Investor. Any Bank Investor Shares that are Transferred by the holder thereof to such holder’s Permitted Transferees shall remain Bank Investor Shares in the hands of such Permitted Transferee.

“BMPH” shall have the meaning set forth in the Preamble.

“BMPS1” shall have the meaning set forth in the Preamble.

“BMPS1 LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of BMPS1, dated as of January 29, 2008, as amended from time to time.

“BMPS2” shall have the meaning set forth in the Preamble.

“BMPS2 LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of BMPS2, dated as of December 20, 2010, as amended from time to time.

“BMPS3” shall have the meaning set forth in the Preamble.

“BMPS3 LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of BMPS3, dated as of October 1, 2013, as amended from time to time.

“BMPS4” shall have the meaning set forth in the Preamble.

“BMPS4 LLC Agreement” shall mean the Amended and Restated Limited Liability Company Agreement of BMPS4, dated as of November 23, 2013, as amended from time to time.

“Board” shall mean the board of directors of the Company or any authorized committee thereof.

“business day” shall mean any day that is not a Saturday, a Sunday or other day on which banks are required or authorized by Law to be closed in the City of New York or Mexico.

“Calculation Date” shall mean the date of the Televisa Closing (i.e., December 20, 2010).

“Capital Percentage” shall have the meaning set forth in the Investment Agreement.

“Change of Control” shall have the meaning set forth in the Stockholders Agreement.

“Charitable Organization” shall mean a charitable organization as described by Section 501(c)(3) of the Internal Revenue Code of 1986, as in effect from time to time.

“Class A Common Stock” shall mean the voting Class A Common Stock, par value $.001 per share, of the Company and shall include any shares of common stock issued in exchange for or in consideration of (including shares of common stock of the surviving company in connection with a merger or similar business combination) or in substitution for the Class A Common Stock, or as such shares of Class A Common Stock may be reclassified.

“Class S Common Stock” shall mean Class S-1 Common Stock and Class S-2 Common Stock.

“Class S-1 Common Stock” shall mean the voting Class S-1 Common Stock, par value $.001 per share, of the Company and shall include any shares of common stock issued in exchange for or in consideration of (including shares of common stock of the surviving company in connection with a merger or similar business combination) or in substitution for the Class S-1 Common Stock, or as such shares of Class S-1 Common Stock may be reclassified.

“Class S-2 Common Stock” shall mean the nonvoting Class S-2 Common Stock, par value $.001 per share, of the Company and shall include any shares of common stock issued in exchange for or in consideration of (including shares of common stock of the surviving company in connection with a merger or similar business combination) or in substitution for the Class S-2 Common Stock, or as such shares of Class S-2 Common Stock may be reclassified.

“Class T Common Stock” shall mean Class T-1 Common Stock and Class T-2 Common Stock.

“Class T-1 Common Stock” shall mean the voting Class T-1 Common Stock, par value $.001 per share, of the Company and shall include any shares of common stock issued in exchange for or in consideration of (including shares of common stock of the surviving company in connection with a merger or similar business combination) or in substitution for the Class T-1 Common Stock, or as such shares of Class T-1 Common Stock may be reclassified.

“Class T-2 Common Stock” shall mean the nonvoting Class T-2 Common Stock, par value $.001 per share, of the Company and shall include any shares of common stock issued in exchange for or in consideration of (including shares of common stock of the surviving company in connection with a merger or similar business combination), or in substitution for the Class T-2 Common Stock, or as such shares of Class T-2 Common Stock may be reclassified.

“Class T-3 Common Stock” shall mean the super voting Class T-3 Common Stock, par value $.001 per share, of the Company and shall include any shares of common stock issued in exchange for or in consideration of (including shares of common stock of the surviving company in connection with a merger or similar business combination) or in substitution for the Class T-3 Common Stock, or as such shares of Class T-3 Common Stock may be reclassified.

“Co-Investment Vehicle” shall mean any one of (a) the MDP Co-Investment Vehicles, collectively, (b) the PEP Co-Investment Vehicles, collectively, (c) the THL Co-Investment Vehicles, collectively, and (d) the TPG Co-Investment Vehicles, collectively.

“Commission” shall mean the United States Securities and Exchange Commission.

“Common Stock” shall mean the common stock of the Company, including the Class A Common Stock, the Class S-1 Common Stock, the Class S-2 Common Stock, the Class T-1 Common Stock, the Class T-2 Common Stock and the Class T-3 Common Stock.

“Company” shall have the meaning set forth in the Preamble.

“control” (including, with correlative meanings, the terms “controlling,” “controlled by” and “under common control with”), as used with respect to any Person, shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of such Person, whether through the ownership of voting securities, by agreement or otherwise.

“Convertible Securities” shall mean any evidence of indebtedness, shares of stock, options, warrants (including the TV Warrants) or other securities which are directly or indirectly convertible into or exchangeable or exercisable for shares of Common Stock, including any options and warrants.

“Coordination Committee” shall have the meaning set forth in Section 3.6.

“Covered Matters” shall have the meaning set forth in Section 11.1.

“Covered Person” shall have the meaning set forth in Section 3.4.1.

“Disclosure Package” shall mean, with respect to any offering of securities, (a) the preliminary Prospectus, (b) each Free Writing Prospectus, and (c) all other information, in each case, that is deemed, under Rule 159 promulgated under the Securities Act, to have been conveyed to purchasers of securities at the time of sale of such securities (including a contract of sale).

“Discriminate(s)” shall mean, with respect to a specified Person, to discriminate against such specified Person as compared to other applicable parties in a manner that is, or is reasonably expected to be, (a) with respect to all Persons other than the Televisa Investors, materially and disproportionately adverse to such specified Person, and (b) with respect to any Televisa Investor, disproportionately adverse to such Televisa Investor.

“Equivalent Shares” shall have the meaning set forth in the Stockholders Agreement.

“Exchange Act” shall mean the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder, as amended from time to time.

“Exchange Act Rules” shall mean the rules adopted by the Commission under the Exchange Act.

“Family Member” shall mean, with respect to any natural Person, (a) any lineal descendant or ancestor or sibling (by birth or adoption) of such natural Person, (b) any spouse or former spouse of any of the foregoing, (c) any legal representative or estate of any of the foregoing, or the ultimate beneficiaries of the estate of any of the foregoing, if deceased, and (d) any trust or other bona fide estate-planning vehicle the only beneficiaries of which are any of the foregoing Persons described in clauses (a) through (c) above.

“FCC” shall mean the United States Federal Communications Commission or any successor entity.

“FCC-Approved Trust” shall have the meaning set forth in the Stockholders Agreement.

“Federal Communications Laws” shall mean the Communications Act of 1934, as amended, and any successor statute thereto, and the rules, regulations and policies promulgated by the FCC thereunder.

“Foreign Ownership Cap” shall have the meaning set forth in the definition of Regulatory Amendment or Waiver.

“Foreign Ownership Restrictions” shall mean any and all restrictions imposed by the Federal Communications Laws on the direct or indirect ownership by non-U.S. citizens of entities that directly or indirectly control broadcast licensees such as the Company and its broadcast licensee subsidiaries.

“Free Writing Prospectus” shall mean any “free writing prospectus” as defined in Rule 405 promulgated under the Securities Act.

“Glade Brook” shall have the meaning set forth in the Recitals.

“Governmental Authority” shall mean any United States (federal, state or local) or foreign government, or governmental, regulatory, judicial or administrative authority, agency, commission or court (including the FCC and applicable stock exchange(s)).

“Group” shall mean “group” (within the meaning of Section 13(d)(3) of the Exchange Act); provided, that a “group” must be formed knowingly in order to constitute a Group, and the existence of any Group may not be established by mere parallel action.

“Holders” shall have the meaning set forth in the Preamble.

“Indemnitee” shall have the meaning set forth in Section 3.4.3.

“Individual Sell-Down Percentage” shall have the meaning set forth in Section 7.3.

“Initial Public Offering” shall mean the initial underwritten Public Offering of the Class A Common Stock registered on Form S-1 being effected on the date hereof.

“Initiating Investors” shall have the meaning set forth in Section 3.1.1.

“Initiating Take-Down Holders” shall have the meaning set forth in Section 3.5.

“Investment Agreement” shall mean the Investment Agreement among the Company, Univision, Televisa, Pay TV Venture, Inc., BMPS2 dated December 20, 2010, as amended from time to time.

“Investors” shall mean the Principal Investors, the Televisa Investors, the Bank Investors, BMPS1, BMPS2, BMPS3, BMPS4 and the Other Investors, collectively.

“Issuance” shall have the meaning set forth in Section 2.

“Issuer” shall have the meaning set forth in Section 2.

“Law” shall mean any statute, law, ordinance, regulation, rule, code, injunction, judgment, decree, order or any other judicially enforceable legal requirement (including common law) of any Governmental Authority.

“LP Distribution” shall mean a distribution of Shares by an Investor to its partners, members, managers or shareholders in accordance with such Investor’s governing documents.

“Majority in Interest” shall mean with respect to Shares of one or more class(es), a majority in number of such Shares of all such class or classes (if more than one class) taken in the aggregate.

“Majority MDP Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the MDP Investors.

“Majority PEP Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the PEP Investors.

“Majority PITV Investors” shall mean, as of any applicable time, (a) PITV Investor Groups that, in the aggregate, hold greater than fifty percent (50%) of the outstanding Common Stock then held by all PITV Investor Groups (provided, in the case of the Televisa Investors, including only shares of Common Stock held directly by the Televisa Investors that do not exceed ten (10) percent of the aggregate shares of Common Stock then outstanding and (b) a majority of the PITV Investor Groups; provided, that if the aggregate number of PITV Investor Groups is two and both of the PITV Investor Groups have not reached agreement or consented with respect to a matter, the term “Majority PITV Investors” shall have the meaning set forth in clause (a) of this definition only; provided, further, that no Principal Investor Group shall be deemed to be a Principal Investor Group for purposes of this definition from and after such time that it has voluntarily Transferred more than ninety-five percent (95%) (or following a Sponsor Exit Sell-Down, ninety-eight percent (98%) in the event TOC Approval has not been received), in the aggregate, of the Shares held by such Principal Investor Group on the Calculation Date (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations, recapitalizations, reclassifications (including the Reclassification) and other similar capitalization changes) to Persons other than its Permitted Transferees and/or a Purchaser of Control; and provided, further, that, following a Transfer of control to an initial or subsequent Purchaser of Control, such Purchaser of Control shall have the right to exercise the rights of the transferor Principal Investor Groups and the transferor PITV Investor Groups in accordance with Section 3.8 of the Stockholders Agreement.

“Majority Principal Investors” shall mean, as of any applicable time, (a) Principal Investor Groups (excluding, in each case, Co-Investment Vehicles that constitute part of such Principal Investor Group) that, in the aggregate, hold at least 60% of the outstanding Common Stock then held by all Principal Investor Groups (without taking into account shares of Common Stock held by Co-Investment Vehicles that are part of such Principal Investor Group) and (b) a majority of the Principal Investor Groups; provided, that if the aggregate number of Principal Investor Groups is an even number and a majority of the Principal Investor Groups has not reached agreement or consented with respect to a matter, the term “Majority Principal Investors” shall have the meaning set forth in clause (a) of this definition only; provided, further, that no Principal Investor Group shall be deemed to be a Principal Investor Group for purposes of this definition from and after such time that it has voluntarily Transferred more than ninety-five percent (95%) (or following a Sponsor Exit Sell-Down, ninety-eight percent (98%) in the event TOC Approval has not been received), in the aggregate, of the Shares held by such Principal Investor Group on the Calculation Date (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations, recapitalizations, reclassifications (including the Reclassification) and other similar capitalization changes) to Persons other than its Permitted Transferees and/or a Purchaser of Control; provided, further, that, following a Transfer of control to an initial or subsequent Purchaser of Control, such Purchaser of Control shall have the right to exercise the rights of the Principal Investors and the Majority Principal Investors in accordance with Section 3.8 of the Stockholders Agreement.

“Majority SCG Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the SCG Investors.

“Majority Televisa Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the Televisa Investors.

“Majority THL Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the THL Investors.

“Majority TPG Investors” shall mean, as of any date, the holders of a Majority in Interest of the Shares held by the TPG Investors.

“Management Shares” shall mean all Shares held by a Manager. Any Management Shares that are Transferred by the holder thereof to such holder’s Permitted Transferees shall remain Management Shares in the hands of such Permitted Transferee.

“Manager Holder” shall mean any Manager who is, at the time in question, a Holder.

“Managers” shall have the meaning set forth in the Preamble.

“Maximum Equity Percentage” shall have the meaning set forth in the Stockholders Agreement.

“Maximum Voting Percentage” shall have the meaning set forth in the Stockholders Agreement.

“MDP” shall mean, as of any date, Madison Dearborn Capital Partners IV, L.P., MDCPIV Intermediate (Umbrella), L.P., Madison Dearborn Capital Partners V-A, L.P., MDCPV Intermediate (Umbrella), L.P. and their respective Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“MDP Co-Investment Vehicles” shall mean, as of any date, MDCP Foreign Co-Investors (Umbrella), L.P., MDCP US Co-Investors (Umbrella), L.P. and their respective successor entities, and any Affiliated Fund thereof if, in each case, (a) substantially all of the equity thereof (including amounts paid for the acquisition of any Convertible Securities to subscribe for, purchase or otherwise acquire such equity) has not been contributed by the same investors, partners and members as contributed to the equity of MDP, (b) such entity has been formed for the main purpose of investing in the Company or any Affiliate thereof, and (c) such entity is a Holder and owns Shares. For the avoidance of doubt, neither MDCPIV Intermediate (Umbrella), L.P., MDCPV Intermediate (Umbrella), L.P. nor any successor thereof shall be deemed to be a Co-Investment Vehicle for the purposes of this Agreement.

“MDP Investors” shall mean, as of any date, MDP, the MDP Co-Investment Vehicles, and their respective Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“NASD” shall have the meaning set forth in Section 3.3.2(g).

“New Televisa Investor” shall mean any Person described in clause (b) or (c) of the definition of the Televisa Investors; provided that such Person shall cease to be a New Televisa Investor hereunder, and shall automatically become an Other Investor hereunder, immediately upon such Person ceasing to be a member of a Group of which Televisa and/or any of its Affiliates is a member with respect to securities of the Company.

“Other Investor Shares” shall mean all Shares held by an Other Investor. Any Other Investor Shares that are Transferred by the holder thereof to such holder’s Permitted Transferees shall remain Other Investor Shares in the hands of such Permitted Transferee.

“Other Investors” shall have the meaning set forth in the Preamble.

“Other Securities” shall have the meaning set forth in Section 2.1.5.

“Parity Shares” shall have the meaning set forth in Section 3.3.1.

“Participating Investor” shall have the meaning set forth in Section 3.3.3.

“Participation Right” shall have the meaning set forth in Section 2.1.1.

“Participation Right Exercise Notice” shall have the meaning set forth in Section 2.1.1(b).

“Participation Shares” shall mean all Shares held by an Investor and all Vested Shares held by a Manager.

“PEP” shall mean, as of any date, Providence Equity Partners V (Umbrella US) L.P., Providence Equity Partners VI (Umbrella US) L.P., Providence Investors V (Univision) L.P., Providence Investors VI (Univision) L.P. and their respective Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“PEP Co-Investment Vehicles” shall mean, as of any date, Providence Co-Investors (Univision) L.P., Providence Co-Investors (Univision US) L.P. and their respective successor entities, and any Affiliated Fund thereof if, in each case, (a) substantially all of the equity thereof (including amounts paid for the acquisition of any Convertible Securities to subscribe for, purchase or otherwise acquire such equity) has not been contributed by the same investors, partners and members as contributed to the equity of PEP, (b) such entity has been formed for the main purpose of investing in the Company or any Affiliate thereof, and (c) such entity is a Holder and owns Shares. For the avoidance of doubt, neither Providence Investors V (Univision) L.P., Providence Investors VI (Univision) L.P., nor any successor thereof shall be deemed to be a Co-Investment Vehicle for the purposes of this Agreement.

“PEP Investors” shall mean, as of any date, PEP, the PEP Co-Investment Vehicles, and their respective Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“Permitted Transferee” shall mean, in respect of (a) any PITV Investor, (i) any Affiliate of such PITV Investor (other than a portfolio company of such PITV Investor) or (ii) any successor entity, (b) any Bank Investor, any Affiliate of such Bank Investor, (c) any SCG Investor, (i) any Person which is controlled by or for the benefit of Haim Saban or Cheryl Saban (or in the event of their divorce, their subsequent respective spouses) (collectively “Saban”) or their Family Members (other than a portfolio company of any SCG Investor), (ii) then-current or former officers and/or employees of Saban or entities controlled by Saban who were issued such interests as a result of or in connection with their employment by Saban, or such officers’ and/or employees’ Family Members to the extent they receive such Transferred interests initially issued to such officer or employee as a result of or in connection with his or her employment by Persons controlled by Saban, and (iii) any trust, custodianship or other entity created for estate or tax planning purposes all of the beneficiaries of which are any of the persons listed in subclause (i) to (iii) of this clause (c), (d) any Manager, any Family Member of such Manager, the Company or any subsidiary thereof, and (e) any holder of Shares who is a natural person, (i) upon the death of such natural person, such person’s estate, executors, administrators, personal representatives, heirs, legatees or distributees in each case acquiring the Shares in question pursuant to the will or other instrument taking effect at death of such holder or by applicable Laws of descent and distribution and (ii) any Person acquiring such Shares pursuant to a qualified domestic relations order; in each case described in clauses (a) through (e), only if such transferee agrees to be bound by the terms of the Transaction Agreements in accordance with their respective terms to the same extent its transferor is bound thereby (it being understood that any Transfer not meeting the foregoing conditions but purporting to rely on Section 3.1.1 of the Stockholders Agreement shall be null and void). In addition, any Stockholder shall be a Permitted Transferee of the Permitted Transferees of itself and any member of a Principal Investor Group shall be a Permitted Transferee of any other member of such Principal Investor Group. No Restricted Person may be a “Permitted Transferee.”

“Person” shall mean any individual, partnership, corporation, company, association, trust, joint venture, limited liability company, unincorporated organization, entity or division, or any government, governmental department or agency or political subdivision thereof.

“Piggyback Eligible Holder” shall have the meaning set forth in Section 3.2.1(a).

“PITV Investor Group” shall mean (a) each of the Principal Investor Groups; and (b) the Televisa Investors; provided, however, that the Televisa Investors shall cease to be a PITV Investor Group after a Televisa Sell-Down. Where this Agreement provides for the vote, consent or approval of any PITV Investor Group, such vote, consent or approval shall be determined by (i) the Majority MDP Investors, the Majority PEP Investors, the Majority SCG Investors, the Majority Televisa Investors, the Majority THL Investors or the Majority TPG Investors, as the case may be, or (ii) a Purchaser of Control, as applicable, except as otherwise specifically set forth herein.

“PITV Investors” shall mean the Televisa Investors and the Principal Investors, collectively; provided, that a Principal Investor and/or a Televisa Investor shall cease to be a PITV Investor if it ceases to be a member of a PITV Investor Group; provided, further, that, following a Transfer of control to an initial or subsequent Purchaser of Control, such Purchaser of Control shall have the right to exercise the rights of the transferor Principal Investors in accordance with Section 3.8 of the Stockholders Agreement.

“Price Per Equivalent Share” shall mean the Board’s good faith determination of the price per Equivalent Share of any Convertible Securities which are the subject of an issuance pursuant to Section 2.

“Principal Investor” shall have the meaning set forth in the Preamble.

“Principal Investor Group” shall mean any one of (a) the MDP Investors, collectively, (b) the PEP Investors, collectively, (c) the SCG Investors, collectively, (d) the THL Investors, collectively, and (e) the TPG Investors, collectively; provided, however, that any such Principal Investor Group shall cease to be a Principal Investor Group at such time it has voluntarily Transferred more than ninety-five percent (95%) (or following a Sponsor Exit Sell-Down, ninety-eight percent (98%) in the event TOC Approval has not been received) of the Shares held by the Principal Investor Group on the Calculation Date (as adjusted for any stock splits, stock dividends, reverse stock splits, stock combinations, recapitalizations, reclassifications (including the Reclassification) and other similar capitalization changes) to Persons other than its Permitted Transferees and/or a Purchaser of Control; provided, further, that, following a Transfer of control to an initial or subsequent Purchaser of Control, such Purchaser of Control shall have the right to exercise the rights of the Principal Investor Groups in accordance with Section 3.8 of the Stockholders Agreement. Where this Agreement provides for the vote, consent or approval of any Principal Investor Group, such vote, consent or approval shall be determined by (i) the Majority MDP Investors, the Majority PEP Investors, the Majority THL Investors, the Majority TPG Investors, or the Majority SCG Investors, as the case may be, or (ii) any Purchaser of Control, as applicable, except as otherwise specifically set forth herein.

“Principal Investor Request” shall mean a request for registration of Registrable Securities made under Section 3.1.1 by any current or former Principal Investor Group(s).

“Principal Lock-Up Agreement” shall mean a lock-up agreement entered into by each Holder in connection with each underwritten Public Offering at the request of the Company or the managing underwriter(s) of such Public Offering restricting such Holder’s right to (a) Transfer, directly or indirectly, any shares of Common Stock or any securities convertible into or exercisable or exchangeable for such Common Stock or (b) enter into any swap or other arrangement that transfers to another any of the economic consequences of ownership of Common Stock, in each case to the extent that such restrictions are agreed to by the Majority PITV Investors (or a majority of the shares of Registrable Securities if there are no PITV Investors remaining) with the underwriter(s) of such Public Offering; provided, however, that no Holder shall be required hereby to be bound by a lock-up agreement covering a period of greater than 90 days (180 days in the case of the Initial Public Offering) following the effectiveness of the related registration statement. Notwithstanding the foregoing, such lock-up agreement shall not apply to (a) transactions relating to shares of Common Stock or other securities acquired in (i) open market transactions or block purchases after the completion of the Initial Public Offering or (ii) a Public Offering, (b) Transfers to Permitted Transferees of such Holder permitted in accordance with the terms of this Agreement and the other Transaction Agreements, (c) conversions of shares of Common Stock into other classes of Common Stock or securities without change of holder, (d) any exercise of the Convertible Securities and (e) during the period preceding the execution of the underwriting agreement, Transfers to a Charitable Organization permitted in accordance with the terms of this Agreement.

“Pro Rata Portion” shall mean for purposes of Section 3.3 and Section 3.5, with respect to each holder of Registrable Securities or Parity Shares requesting that such shares be registered in such registration statement or included under a takedown for a Shelf Offering, a number of such Shares equal to the aggregate number of Shares to be registered in such registration (excluding any shares to be registered for the account of the Company) multiplied by (a) in the case of Section 3.3, a fraction, the numerator of which is the aggregate number of Registrable Securities and Parity Shares held by such holder, and the denominator of which is the aggregate number of Registrable Securities and Parity Shares held by all holders requesting that their Registrable Securities or Parity Shares be registered in such registration and (b) in the case of Section 3.5, such holder’s percentage of outstanding Registrable Securities and Parity Shares.

“Prospective Subscriber” shall have the meaning set forth in Section 2.1.1(a)(i).

“Prospectus” shall mean the prospectus related to any Public Offering (including a prospectus or prospectus supplement that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance on Rule 415, 430A or 430B (or any successor rules or regulations) under the Securities Act), as amended or supplemented by any amendment or prospectus supplement, including post-effective amendments, and all materials incorporated by reference in such prospectus.

“PRRCA” shall have the meaning set forth in the Recitals.

“Public Offering” shall mean a public offering and sale of Common Stock for cash pursuant to an effective registration statement under the Securities Act.

“Purchaser of Control” shall have the meaning set forth in the Stockholders Agreement.

“Qualified Public Offering” shall have the meaning set forth in the Stockholders Agreement.

“Reclassification” shall have the meaning in the Recitals.

“Registrable Securities” shall mean (a) Class A Common Stock, Class S Common Stock, Class T-1 Common Stock and Class T-2 Common Stock, (b) Class A Common Stock, Class S Common Stock, Class T-1 Common Stock and Class T-2 Common Stock directly or indirectly issuable with respect to the securities referred to in clause (a) above by way of stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, in each case constituting Participation Shares and (c) all Convertible Securities of the Company (including the TV Warrants), unless holders of such Convertible Securities have been afforded registration rights in a different agreement; it being understood that shares of Class S Common Stock into which shares of Class T-1 Common Stock and Class T-2 Common Stock would be convertible in connection with a Transfer to Persons other than to a Televisa Investor also will constitute “Registrable Securities.” As to any particular Registrable Securities, such shares shall cease to be Registrable Securities when (i) such securities shall have ceased to be Participation Shares hereunder, (ii) a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of in accordance with such registration statement, (iii) such securities shall have been Transferred pursuant to Rule 144 or Rule 145, (iv) disposition of such securities may be made by the Holder thereof under Rule 144 or 145 and the holder of such securities holds no more than one percent of the shares of the applicable class outstanding as shown by the most recent report or statement published by the Company, but only to the extent such securities are not restricted from transfer by the provisions of Section 4, (v) subject to the provisions of Section 6, such securities shall have been otherwise transferred to a Person that is not an Affiliate of the transferor (or, in the case of Televisa, is not a Televisa Investor unless such Non-Televisa Investor has acquired from a Televisa Investor in one or more transactions (other than (A) purchasers in the public market who acquired Shares, directly or indirectly, from Televisa in a registered offering that was generally made to the public, (B) Transfers pursuant to Rule 144 or Rule 145, or (C) Transfers pursuant to a bona fide block sale to a market maker) Shares representing ten percent (10%) or more of the fully-diluted shares of Common Stock of the Company), new certificates for them not bearing a legend restricting further transfer shall have been delivered by the Company as part of such transfer and subsequent disposition of them shall not require registration of them under the Securities Act and such securities may be distributed without volume limitation or other restrictions on transfer under Rule 144 or Rule 145 (including without application of paragraphs (c), (e) (f) and (h) of Rule 144), (vi) such securities shall have ceased to be outstanding, or (vii) the holder thereof shall have withdrawn from this Agreement pursuant to Section 7.3.

“Registration Expenses” shall mean any and all expenses incident to performance of or compliance with Section 3 (other than underwriting discounts and commissions paid to underwriters and transfer taxes, if any), including (a) all Commission and securities exchange or NASD registration and filing fees, (b) all fees and expenses of complying with securities or blue sky Laws (including reasonable fees and disbursements of counsel for the underwriters in connection with blue sky qualifications of the Registrable Securities), (c) all printing, messenger and delivery expenses, (d) all fees and expenses incurred in connection with the listing of the Registrable Securities on any securities exchange or NASD pursuant to Section 3.3.2(g) and all rating agency fees, (e) the fees and disbursements of counsel for the Company and of its independent public accountants, including the expenses of any special audits and/or “cold comfort” letters required by or incident to such performance and compliance, (f) the reasonable fees and disbursements of one counsel for the Holders selected pursuant to the terms of Section 3 and any Additional Counsel, (g) any fees and disbursements of underwriters customarily paid by the issuers or sellers of securities, including liability insurance if the Company so desires or if the underwriters so require, and the reasonable fees and expenses of any special expert retained in connection with the requested registration, but excluding underwriting discounts and commissions and transfer taxes, if any, (h) expenses incurred in connection with any road show including the reasonable out-of-pocket expenses of the Holders), and (i) any other fees and disbursements customarily paid by the issuers of securities.

“Regulatory Amendment or Waiver” shall mean an amendment of the Federal Communications Laws by duly enacted legislation or a ruling or waiver by the FCC that increases or grants permission to exceed the foreign ownership limitations established by the Federal Communications Laws that currently requires FCC approval for non-U.S. individuals, corporations and governments to own, in the aggregate, more than twenty-five percent (25%) of the equity interests or possess more than twenty-five percent (25%) of the voting rights of a U.S. entity that directly or indirectly controls a broadcast licensee or more than twenty percent (20%) of the equity interests or voting rights in such broadcast licensee (the “Foreign Ownership Cap”).

“Related Group” shall mean, with respect to any Rule 144 measurement period, all Holders other than those (a) who have agreed to forego their full pro rata share of the Rule 144 group limit in accordance with the last sentence of Section 4.1.1(a), (b) who have opted out of Sale Coordination pursuant to Section 4.1.1(c), or (c) who have been excluded from the provisions of Section 4.1 through 4.4 pursuant to the last sentence of Section 4.5, unless, in each case, such person’s sales of Shares are required to be aggregated with sales of Shares of all Holders not described in clauses (a) through (c) for purposes of clauses (e)(1) or (2) of Rule 144.

“Restricted Person” has the meaning set forth in the Stockholders Agreement.

“Rule 144” shall mean Rule 144 under the Securities Act (or any successor Rule).

“Rule 145” shall mean Rule 145 under the Securities Act (or any successor Rule).

“Rule 415” shall mean Rule 415 under the Securities Act (or any successor Rule).

“Saban Arrangements” shall mean the arrangements reflected in the Saban Services Agreement, the BMPS1 LLC Agreement, the BMPS2 LLC Agreement, the BMPS3 LLC Agreement or the BMPS4 LLC Agreement, as amended from time to time.

“Saban Services Agreement” shall mean the Amended and Restated Services Agreement, by and between the Company, SCG Investments IIB LLC, BMPI Services LLC and BMPI Services II, LLC, BMPI Services III, LLC and BMPI Services IV, LLC, dated as of the date hereof, as amended from time to time.

“Sale Coordination” shall have the meaning set forth in Section 4.1.1.

“SCG Investors” shall mean, as of any date, SCG Investments II, LLC and its Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“Securities Act” shall mean the Securities Act of 1933 and the rules and regulations promulgated thereunder, as amended from time to time.

“Senior Registration Rights” shall have the meaning set forth in Section 3.3.6.

“Shares” shall have the meaning set forth in the Stockholders Agreement.

“Shelf Offering” shall have the meaning set forth in Section 3.5.

“Shelf Piggyback Eligible Holder” shall have the meaning set forth in Section 3.5(a).

“Shelf Registration” shall have the meaning set forth in Section 3.1.1.

“Shelf Take-Down Amount” shall have the meaning set forth in Section 3.5.

“Shelf Take-Down Inclusion Notice” shall have the meaning set forth in Section 3.5(a).

“Sponsor Exit Sell-Down” shall have the meaning set forth in the Amended Charter.

“Stockholders Agreement” shall mean the Second Amended and Restated Stockholders Agreement of the Company, dated as of the date hereof, as amended from time to time.

“Subject Securities” shall have the meaning set forth in Section 2.

“subsidiary” of any Person, shall mean any corporation, partnership, joint venture or other legal entity of which such Person (either alone or through or together with any other subsidiary), owns, directly or indirectly, more than 50% of the stock or other equity interests, the holders of which are generally entitled to vote for the election of the board of directors or other governing body of such corporation or other legal entity.

“Take-Down Notice” shall have the meaning set forth in Section 3.5.

“Televisa” shall have the meaning set forth in the Preamble.

“Televisa Closing” shall mean the consummation of the closing of the Televisa Investment pursuant to the terms and conditions of the Investment Agreement.

“Televisa Investors” shall mean, as of any date, collectively (a) Televisa and any Permitted Transferee of Televisa; (b) any Person that is not a Permitted Transferee of Televisa but that is, as of such date, a member of a Group of which Televisa and/or any of its Affiliates is a member with respect to securities of the Company (excluding any Principal Investor); and (c) a Permitted Transferee of a Person described in clause (b) above, provided that such Permitted Transferee is, as of such date, a member of a Group of which Televisa and/or any of its Affiliates is a member with respect to securities of the Company (excluding any Principal Investor); in each case under clauses (a), (b) and (c), only if and to the extent such Person is then a Stockholder and holds any Shares; provided, further, that BMPS2 and BMPS4 shall not constitute a Televisa Investor and Televisa shall not be responsible for any actions or failures to act of BMPS2 or BMPS4, but Televisa shall be deemed to hold the Shares held by BMPS2 or BMPS4, including regardless of any Transfer of Shares by BMPS2 under the Saban Arrangements.

“Televisa Maximum Amount” shall have the meaning set forth in Section 2.1.1.

“Televisa Participation Notice” shall have the meaning set forth in Section 2.1.1.

“Televisa Percentage” shall mean, in connection with Televisa’s Participation Right in Section 2.1, the Capital Percentage of the Televisa Investors on the date the Televisa Participation Notice is delivered to Televisa.

“Televisa Request” shall mean a request for registration of Registrable Securities made under Section 3.1.1 by the Majority Televisa Investors following the Qualified Public Offering.

“Televisa Sell-Down” shall have the meaning set forth in the Stockholders Agreement.

“THL” shall mean, as of any date, Thomas H. Lee Equity Fund VI, L.P., THL Equity Fund VI Investors (Univision), L.P., and their respective Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“THL Co-Investment Vehicles” shall mean, as of any date, THL Equity Fund VI Intermediate Investors (Univision), L.P., THL Equity Fund VI Intermediate Investors (Univision US), L.P., THL Equity Fund VI Investors (GS), LLC and their respective successor entities, and any Affiliated Fund thereof if, in each case, (a) substantially all of the equity thereof (including amounts paid for the acquisition of any Convertible Securities to subscribe for, purchase or otherwise acquire such equity) has not been contributed by the same investors, partners and members as contributed to the equity of THL, (b) such entity has been formed for the main purpose of investing in the Company or any Affiliate thereof, and (c) such entity is a Holder and owns Shares. For the avoidance of doubt, neither THL Equity Fund VI Investors (Univision), L.P. nor any successor thereof shall be deemed to be a Co-Investment Vehicle for the purposes of this Agreement.

“THL Investors” shall mean, as of any date, THL, the THL Co-Investment Vehicles, and their respective Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“TOC Approval” shall have the meaning set forth in the Amended Charter.

“TPG” shall mean, as of any date, TPG Umbrella IV, L.P., TPG Media V-AIV 1, L.P., TPG Umbrella International IV, L.P., TPG Media V-AIV 2, L.P. and their respective Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“TPG Co-Investment Vehicles” shall mean, as of any date, TPG Umbrella Co-Investment, L.P., TPG Umbrella International Co-Investment, L.P. and their respective successor entities, and any Affiliated Fund thereof if, in each case, (a) substantially all of the equity thereof (including amounts paid for the acquisition of any Convertible Securities to subscribe for, purchase or otherwise acquire such equity) has not been contributed by the same investors, partners and members as contributed to the equity of TPG, (b) such entity has been formed for the main purpose of investing in the Company or any Affiliate thereof, and (c) such entity is a Holder and owns Shares. For the avoidance of doubt, neither TPG Umbrella International IV, L.P., TPG Umbrella International V, L.P. nor any successor thereof shall be deemed to be a Co-Investment Vehicle for the purposes of this Agreement.

“TPG Investors” shall mean, as of any date, TPG, the TPG Co-Investment Vehicles, and their respective Permitted Transferees, in each case only if such Person is then a Holder and holds any Shares.

“Transaction Agreements” shall have the meaning set forth in the Stockholders Agreement.

“Transfer” shall mean any sale, pledge (provided that the term “Transfer” shall not be deemed to include a pledge of any Shares pursuant to a bona fide financing with a financial institution, commercial lender or other bona fide provider of debt financing, but shall be deemed to include a foreclosure on, or subsequent Transfer of, any such pledged Shares), assignment, encumbrance or other transfer or disposition of any Shares (or any voting or economic interest therein) to any other Person, whether directly, indirectly, voluntarily, involuntarily, by operation of law, pursuant to judicial process or otherwise. For the avoidance of doubt, it shall constitute a “Transfer” subject to the restrictions on Transfer contained or referenced in Section 4 (a) if a transferee is not an individual, a trust or an estate, and the transferor or an Affiliate thereof ceases to control such transferee, (b) with respect to an Acquisition Holdco, or a holder of Shares which was formed for the purpose of holding Shares, there is a Transfer of the equity interests of such Acquisition Holdco or holder other than to a Permitted Transferee of such Acquisition Holdco or holder or of the party transferring the equity of such holder, or (c) with respect to an Affiliate of Televisa of which the Shares held by such Affiliate constitute a majority of the value of such Affiliate, there is a direct Transfer of the equity interests of such Affiliate other than to a Permitted Transferee of such Affiliate or of the party transferring the equity of such Affiliate or to the shareholders of any publicly traded parent entity of such Affiliate. For the avoidance of doubt, a conversion of Class S Common Stock, and/or Class T Common Stock into Common Stock of any such other classes pursuant to the Amended Charter shall not be deemed as a Transfer. For the avoidance of doubt, any Transfer of Units shall be treated as a Transfer of a proportional number of Shares held by BMPS1, BMPS2, BMPS3, or BMPS4, as applicable (based on the total number of Units outstanding and the total number of Shares held by BMPS1, BMPS2, BMPS3 or BMPS4 as the case may be), in each case, as of immediately prior to such Transfer. No securities transferred to or held by BMPS1, BMPS2, BMPS3 or BMPS4 will be deemed to have been Transferred until they are sold by BMPS1, BMPS2, BMPS3 or BMPS4, as applicable. Notwithstanding the foregoing, with respect to securities acquired by BMPS2 or BMPS4 from any Televisa Investor, such securities will continue to be deemed to be securities held by Televisa regardless of any Transfer by BMPS2 or BMPS4 under the Saban Arrangements.

“TV Warrants” shall mean the Company warrants exercisable for shares of Class T-1 Common Stock and/or Class T-2 Common Stock, as applicable, issuable under certain circumstances pursuant to the Transaction Agreements.

“Units” shall have the meaning set forth in the BMPS1 LLC Agreement, the BMPS2 LLC Agreement, the BMPS3 LLC Agreement and the BMPS4 LLC Agreement, as applicable.

“Univision” shall have the meaning set forth in the Preamble.

“Vested Shares” shall mean, with respect to any officer, director, employee or consultant of the Company or any of its subsidiaries at any time (other than any partner, principal, employee or Affiliate of a Principal Investor, which as of the Televisa Closing, includes the Chairman of the Board of the Company), any options, restricted stock or other awards under the Equity Incentive Plan or any other equity incentive plan or pursuant to any employment or consulting agreements that are held by such person which are not subject to vesting requirements or other time of service or performance based conditions to ownership at such time.

“Voting Percentage” shall have the meaning set forth in the Stockholders Agreement.

“Withdrawn Shares” shall have the meaning set forth in Section 7.3.

“Withdrawing Holders” shall have the meaning set forth in Section 7.3.

10. MISCELLANEOUS.

10.1 Authority: Effect. Each party hereto, severally and not jointly, represents and warrants to and agrees with each other party that (a) the execution and delivery of this Agreement and the consummation of the transactions contemplated hereby have been duly authorized on behalf of such party and do not violate any agreement or other instrument applicable to such party or by which its assets are bound, and (b) this Agreement constitutes a legal, valid and binding obligation of such party, enforceable against such party in accordance with its terms, except to the extent that the enforcement of the rights and remedies created hereby is subject to (i) bankruptcy, insolvency, reorganization, moratorium and other applicable Law of general application affecting the rights and remedies of creditors generally, and (ii) general principles of equity. This Agreement does not, and shall not be construed to, give rise to the creation of a partnership among any of the parties hereto, or to constitute any of such parties members of a joint venture or other association. The Company and BMPH shall be jointly and severally liable for all obligations of each such party pursuant to this Agreement.

10.2 Notices. Any notices and other communications required or permitted in this Agreement shall be effective if in writing and (a) delivered personally, (b) sent by facsimile or (c) sent by overnight courier, in each case, addressed as follows:

If to the Company, BMPH or Univision, to it:

c/o Univision Communications Inc.

605 Third Avenue, 12th Floor

New York, New York 10158

Facsimile No.: (646) 964-6681

Attention: General Counsel

Email: jschwartz@univision.net

with a copy (which shall not constitute notice) to:

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, Massachusetts 02110

Facsimile No.: (617) 772-8333

Attention: David K. Duffell, Esq. and Shayla K. Harlev, Esq.

Email: david.duffell@weil.com and shayla.harlev@weil.com

If to any Holder, to it at the address set forth on Exhibit A, or if not set forth thereon, in the records of the Company.

Notice to the holder of record of any shares of capital stock shall be deemed to be notice to the holder of such shares for all purposes hereof.

Unless otherwise specified herein, such notices or other communications shall be deemed effective (x) on the date received, if personally delivered, (y) on the date received if delivered by facsimile on a business day, or if not delivered on a business day, on the first business day thereafter, and (z) seven (7) business days after being sent by overnight courier. Each of the parties hereto shall be entitled to specify a different address by giving notice as aforesaid to each of the other parties hereto.

10.3 Entire Agreement. This Agreement, the other Transaction Agreements, any exhibits or schedules hereto or thereto and any other agreement, document or instrument referred to herein or therein set forth the entire understanding and agreement of the parties, and supersede all prior agreements, arrangements and communications, whether oral or written, with respect to the subject matter hereof (including the Memorandum of Understanding, dated July 1, 2015, by and among certain of the parties hereto).

10.4 Descriptive Heading. The descriptive headings of this Agreement are for convenience of reference only, are not to be considered a part hereof and shall not be construed to define or limit any of the terms or provisions hereof.

10.5 Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one instrument. A facsimile signature shall be considered due execution and shall be binding upon the signatory thereto with the same force and effect as if the signature were an original.

10.6 Severability. In the event that any provision hereof would, under applicable Law (other than Federal Communications Laws, in which case any modification or limitation must be agreed by each of Televisa, on the one hand, and the Majority Principal Investors, on the other hand (or if there are no Principal Investors, the agreement of Televisa and the Board of the Company shall be required)), be invalid or unenforceable in any respect, such provision shall be construed by modifying or limiting it so as to be valid and enforceable to the maximum extent compatible with, and possible under, applicable Law. The provisions hereof are severable, and in the event any provision hereof should be held invalid or unenforceable in any respect pursuant to the preceding sentence, it shall not invalidate, render unenforceable or otherwise affect any other provision hereof.

10.7 No Recourse. Notwithstanding anything that may be expressed or implied in this Agreement, and notwithstanding the fact that certain of the Investors hereto may be corporations, partnerships, limited liability companies or trusts, each party to this Agreement covenants, agrees and acknowledges that no recourse under this Agreement or any documents or instruments delivered in connection with this Agreement shall be had against any current or future director, officer, employee, general or limited partner, member, manager or trustee of any Investor or of any partner, member, manager, trustee, Affiliate or assignee thereof, in its capacity as such (provided that, for the avoidance of doubt, such recourse may be had against any such Person in its capacity as a party signatory hereto), whether by the enforcement of any assessment or by any legal or equitable proceeding, or by virtue of any statute, regulation or other applicable Law, it being expressly agreed and acknowledged that no personal liability whatsoever shall attach to, be imposed on or otherwise be incurred by any current or future officer, agent or employee of any Investor or any current or future member of any Investor or any current or future director, officer, employee, partner, member, manager or trustee of any Investor or of any Affiliate or assignee thereof, in its capacity as such (provided that, for the avoidance of doubt, such recourse may be had against any such Person in its capacity as a party signatory hereto), for any obligation of any Investor under this Agreement or any documents or instruments delivered in connection with this Agreement for any claim based on, in respect of or by reason of such obligations or their creation.

10.8 Aggregation of Shares. All Shares held by an Investor and its Affiliates and Affiliated Funds, and all Shares held by Televisa and the other Televisa Investors, shall be aggregated together for purposes of determining the availability of any rights or incurrence of any obligations under Sections 2, 3 and 4. Within any Principal Investor Group, the Investors may allocate the ability to exercise any rights and/or the incurrence of any obligations under this Agreement in any manner that such Principal Investor Group (by a Majority in Interest of the Shares held by such Principal Investor Group) sees fit.

10.9 Obligations of Company, BMPH and Univision. Each of the Company, BMPH and Univision shall be jointly and severally liable for any payment obligation of any of the Company, BMPH or Univision pursuant to this Agreement.

10.10 Tacking. The Company will use commercially reasonable efforts to consult the Bank Investors prior to effecting any recapitalization of the Company for purposes of forming a holding company if the Bank Investors would receive securities of such holding company in such recapitalization and such recapitalization would adversely affect the Bank Investors’ ability to “tack” the holding period of the securities of such holding company received in connection with such recapitalization for purposes of rule 144(d)(iii) under the Securities Act; provided, that the foregoing shall not limit the Company’s, BMPH’s or Univision’s ability to effect any recapitalization that is determined in good faith by the Board to be in the Company’s, BMPH’s or Univision’s best interest.

10.11 Certain Limitations. Notwithstanding anything to the contrary contained in this Agreement, no Party shall be liable to the other parties under this Agreement for any special, consequential, punitive, indirect or exemplary damages (including lost or anticipated revenues or profits relating to the same) arising from any claim relating to this Agreement, whether such claim is based on warranty, contract, tort (including negligence or strict liability) or otherwise.

11. GOVERNING LAW.

11.1 Governing Law. This Agreement and the negotiation, execution, performance or nonperformance, interpretation, termination, construction and all matters based upon, arising out of or related to this Agreement, whether arising in law or in equity (collectively, the “Covered Matters”), and all claims or causes of action (whether in contract or tort) that may be based upon, arise out of or relate to the Covered Matters, except for documents, agreements and instruments that specify otherwise, shall be governed by the laws of the State of Delaware without giving effect to its principles or rules of conflict of laws to the extent that such principles or rules would require or permit the application of laws of another jurisdiction.

11.2 Consent to Jurisdiction. Each party to this Agreement, by its execution hereof, (a) hereby irrevocably submits to the exclusive jurisdiction of the Chancery Court of the State of Delaware (and if the Chancery Court does not accept jurisdiction, the federal court located in Delaware if the federal court in Delaware does not accept jurisdiction, any state court in Delaware) for the purpose of any action, claim, cause of action or suit in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof, (b) hereby waives to the extent not prohibited by applicable Law, and agrees not to assert, and agrees not to allow any of its subsidiaries to assert, by way of motion, as a defense or otherwise, in any such action, any claim that it is not subject personally to the jurisdiction of the above-named courts, that its property is exempt or immune from attachment or execution, that any such proceeding brought in one of the above-named courts is improper, or that this Agreement or the subject matter hereof or thereof may not be enforced in or by such court, and (c) hereby agrees not to commence or maintain any action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation arising out of or based upon this Agreement or relating to the subject matter hereof or thereof other than before one of the above-named courts nor to make any motion or take any other action seeking or intending to cause the transfer or removal of any such action, claim, cause of action or suit (in contract, tort or otherwise), inquiry, proceeding or investigation to any court other than one of the above-named courts whether on the grounds of inconvenient forum or otherwise. Notwithstanding the foregoing, to the extent that any party hereto is or becomes a party in any litigation in connection with which it may assert indemnification rights set forth in this agreement, the court in which such litigation is being heard shall be deemed to be included in clause (a) above. Notwithstanding the foregoing, any party to this Agreement may commence and maintain an action to enforce a judgment of any of the above-named courts in any court of competent jurisdiction. Each party hereto hereby consents to service of process in any such proceeding in any manner permitted by Delaware Law, and agrees that service of process by registered or certified mail, return receipt requested, at its address specified pursuant to Section 10.2 hereof is reasonably calculated to give actual notice.

11.3 WAIVER OF JURY TRIAL. TO THE EXTENT NOT PROHIBITED BY APPLICABLE LAW WHICH CANNOT BE WAIVED, EACH PARTY HERETO HEREBY WAIVES AND COVENANTS THAT IT WILL NOT ASSERT (WHETHER AS PLAINTIFF, DEFENDANT OR OTHERWISE) ANY RIGHT TO TRIAL BY JURY IN ANY FORUM IN RESPECT OF ANY ISSUE OR ACTION, CLAIM, CAUSE OF ACTION OR SUIT (IN CONTRACT, TORT OR OTHERWISE), INQUIRY, PROCEEDING OR INVESTIGATION ARISING OUT OF OR BASED UPON THIS AGREEMENT OR THE SUBJECT MATTER

HEREOF OR IN ANY WAY CONNECTED WITH OR RELATED OR INCIDENTAL TO THE TRANSACTIONS CONTEMPLATED HEREBY, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING. EACH PARTY HERETO ACKNOWLEDGES THAT IT HAS BEEN INFORMED BY THE OTHER PARTIES HERETO THAT THIS SECTION 11.3 CONSTITUTES A MATERIAL INDUCEMENT UPON WHICH THEY ARE RELYING AND WILL RELY IN ENTERING INTO THIS AGREEMENT AND THE TRANSACTIONS CONTEMPLATED HEREBY. ANY PARTY HERETO MAY FILE AN ORIGINAL COUNTERPART OR A COPY OF THIS SECTION 11.3 WITH ANY COURT AS WRITTEN EVIDENCE OF THE CONSENT OF EACH SUCH PARTY TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

11.4 Exercise of Rights and Remedies. No delay of or omission in the exercise of any right, power or remedy accruing to any party as a result of any breach or default by any other party under this Agreement shall impair any such right, power or remedy, nor shall it be construed as a waiver of or acquiescence in any such breach or default, or of any similar breach or default occurring later; nor shall any such delay, omission nor waiver of any single breach or default be deemed a waiver of any other breach or default occurring before or after that waiver.

11.5 No Third Party Beneficiaries. Nothing expressed or referred to in this Agreement will be construed to give any Person, other than the parties to this Agreement and their permitted transferees, any legal or equitable right, remedy or claim under or with respect to this Agreement or any provision of this Agreement.

11.6 No Partnership, Agency, or Joint Venture. This Agreement is intended to create, and creates, a contractual relationship and is not intended to create, and does not create, any agency, partnership, joint venture or any like relationship between the parties hereto.

[Signature pages to follow]

IN WITNESS WHEREOF, each of the undersigned has duly executed this Agreement (or caused this Agreement to be executed on its behalf by its officer or representative thereunto duly authorized) under seal as of the date first above written.

THE COMPANY:	UNIVISION HOLDING, INC.

	By:	*
Name:
Title:

BMPH:	BROADCAST MEDIA PARTNERS HOLDINGS, INC.

	By:	*
Name:
Title:

UNIVISION:	UNIVISION COMMUNICATIONS INC.

	By:	*
Name:
Title:

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” on this page:

Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THE PRINCIPAL INVESTORS:

MDP INVESTORS

MADISON DEARBORN CAPITAL PARTNERS IV, L.P.

By: Madison Dearborn Partners IV, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	Zaid F. Alsikafi
Title:	Managing Director

MDCPIV INTERMEDIATE (UMBRELLA), L.P.

By: Madison Dearborn Partners IV, L.P. its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	Zaid F. Alsikafi
Title:	Managing Director

MADISON DEARBORN CAPITAL PARTNERS V-A, L.P.

By: Madison Dearborn Partners V-A&C, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	Zaid F. Alsikafi
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MDCPV INTERMEDIATE (UMBRELLA), L.P.

By: Madison Dearborn Partners V-A&C, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	Zaid F. Alsikafi
Title:	Managing Director

MDCP FOREIGN CO-INVESTORS (UMBRELLA), L.P.

By: Madison Dearborn Partners V-A&C, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	Zaid F. Alsikafi
Title:	Managing Director

MDCP US CO-INVESTORS (UMBRELLA), L.P.

By: Madison Dearborn Partners V-A&C, L.P., its General Partner

By: Madison Dearborn Partners, LLC, its General Partner

By:	*
Name:	Zaid F. Alsikafi
Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of MDP INVESTORS:

Name:	Zaid F. Alsikafi
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

PEP INVESTORS

PROVIDENCE INVESTORS V (UNIVISION) L.P.

By: Providence Umbrella GP L.L.C., its General Partner

By:	*
Name:	Michael N. Gray
Title:	Managing Director

PROVIDENCE EQUITY PARTNERS V (UMBRELLA US) L.P.

By: Providence Equity GP V L.P., its General Partner

By: Providence Equity Partners V L.L.C., its General Partner

By:	*
Name:	Michael N. Gray
Title:	Managing Director

PROVIDENCE INVESTORS VI (UNIVISION) L.P.

By: Providence VI Umbrella GP L.L.C., its General Partner

By:	*
Name:	Michael N. Gray
Title:	Managing Director

PROVIDENCE EQUITY PARTNERS VI (UMBRELLA US) L.P.
By: Providence Equity GP VI L.P., its General Partner

By: Providence Equity Partners VI L.L.C., its General Partner

By:	*
Name:	Michael N. Gray
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

PROVIDENCE CO-INVESTORS (UNIVISION) L.P.

By: Providence Umbrella GP L.L.C., its General Partner

By:	*
Name:	Michael N. Gray
Title:	Managing Director

PROVIDENCE CO-INVESTORS (UNIVISION US) L.P.

By: Providence Umbrella GP L.L.C., its General Partner

By:	*
Name:	Michael N. Gray
Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of PEP INVESTORS:

Name:	Michael N. Gray
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

SCG INVESTMENTS II, LLC, a Delaware LLC

By:
Name:	Adam Chesnoff
Title:	Manager

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

TPG INVESTORS

TPG UMBRELLA IV, L.P.

By:	TPG Advisors IV, Inc.,
its general partner

By:	*
	Name:	Clive Bode
	Title:	Vice President

TPG UMBRELLA INTERNATIONAL IV, L.P.

By:	TPG Advisors IV, Inc.,
its general partner

By:	*
	Name:	Clive Bode
	Title:	Vice President

TPG MEDIA V-AIV 1, L.P.

By:	TPG Advisors V, Inc.,
its general partner

By:	*
	Name:	Clive Bode
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

TPG MEDIA V-AIV 2, L.P.

By:	TPG Advisors V, Inc.,
its general partner

By:	*
	Name:	Clive Bode
	Title:	Vice President

TPG UMBRELLA CO-INVESTMENT, L.P.

By:	TPG Advisors V, Inc.,
its general partner

By:	*
	Name:	Clive Bode
	Title:	Vice President

TPG UMBRELLA INTERNATIONAL CO-INVESTMENT, L.P.

By:	TPG Advisors V, Inc.,
its general partner

By:	*
	Name:	Clive Bode
	Title:	Vice President

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of TPG INVESTORS:

By:
	Name:	Clive Bode
	Title:	Vice President

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THL INVESTORS

THOMAS H. LEE EQUITY FUND VI, L.P.

By: THL Equity Advisors VI, LLC, its general partner

By: Thomas H. Lee Partners, L.P., its sole member

By: Thomas H. Lee Advisors, LLC, its general partner

By: THL Holdco, LLC, its managing member

By:	*
Name:	Charles P. Holden
Title:	Managing Director

THL EQUITY FUND VI INVESTORS (UNIVISION), L.P.

By: THL Equity Advisors VI, LLC, its general partner

By: Thomas H. Lee Partners, L.P., its sole member

By: Thomas H. Lee Advisors, LLC, its general partner

By: THL Holdco, LLC, its managing member

By:	*
Name:	Charles P. Holden
Title:	Managing Director

THL EQUITY FUND VI INTERMEDIATE INVESTORS (UNIVISION), L.P.

By: THL Equity Advisors VI, LLC, its general partner

By: Thomas H. Lee Partners, L.P., its sole member

By: Thomas H. Lee Advisors, LLC, its general partner

By: THL Holdco, LLC, its managing member

By:	*
Name:	Charles P. Holden
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THL EQUITY FUND VI INTERMEDIATE INVESTORS (UNIVISION US), L.P.

By: THL Equity Advisors VI, LLC, its General Partner

By: Thomas H. Lee Partners, L.P., its Sole Member

By: Thomas H. Lee Advisors, LLC, its General Partner

By:	*
Name:	Charles P. Holden
Title:	Managing Director

THL EQUITY FUND VI INVESTORS (GS), LLC

By: THL Equity Advisors VI, LLC, its Manager

By:	*
Name:	Charles P. Holden
Title:	Managing Director

*	The signature appearing immediately below shall serve as a signature at each place indicated with an “*” under the heading of THL INVESTORS:

By:
Name:	Charles P. Holden
Title:	Managing Director

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

TELEVISA:

GRUPO TELEVISA, S.A.B.

By:
Name:
Title:

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THE BANK INVESTORS:

BACI INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

SP INVESTORS INTERMEDIATE (UNIVISION-SP), L.P.

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

WCP INVESTORS INTERMEDIATE (UNIVISION), L.P.

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

ANDREW W. HOBSON

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

ANDREW W. HOBSON GST EXEMPT 2012 TRUST

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

MARGARET HOBSON GST EXEMPT 2012 TRUST

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

JOHN ECK

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

KEITH TURNER

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

PETER LORI

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

RANDEL A. FALCO GANTOR RETAINED ANNUITY TRUST

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

ROBERTO LLAMAS

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

STEVE MANDALA

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

MANAGERS:

TONIA O’CONNOR MAYES

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

BMPI SERVICES, LLC

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

BMPI SERVICES II, LLC

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

BMPI SERVICES III, LLC

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

BMPI SERVICES IV, LLC

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

THE OTHER INVESTORS:

GLADE BROOK PRIVATE INVESTORS II LP

By: Glade Brook Private Management LLC, its general partner

By:
Name:
Title:

SIGNATURE PAGE TO SECOND AMENDED AND RESTATED PARTICIPATION, REGISTRATION RIGHTS AND COORDINATION AGREEMENT

Exhibit A

Stockholder	Address	With Copies to:
MDP Investor or to the MDP Principal Investor Group	c/o Madison Dearborn Partners Three First National Plaza, Suite 3800 Chicago, Illinois, 60602 Facsimile No.: (312) 895-1221 Attention: Zaid F. Alsikafi Email: zalsikafi@mdcp.com	Three First National Plaza, Suite 3800 Chicago, Illinois, 60602 Facsimile No.: (312) 895-1041 Attention: Mark Tresnowski, Esq. Email: mtresnowski@mdcp.com

PEP Investor or to the PEP Principal Investor Group	c/o Providence Equity Partners Inc. 50 Kennedy Plaza, 18th Floor Providence, Rhode Island 02903 Facsimile No.: (401) 751-1790 Attention: Jonathan M. Nelson Email: jnelson@provequity.com	Weil, Gotshal & Manges LLP 50 Kennedy Plaza, 11th Floor Providence, Rhode Island 02903 Facsimile No.: (401) 278-4701 Attention: David K. Duffell, Esq. Email: david.duffell@weil.com

SCG Investor or to the SCG Principal Investor Group	c/o Saban Capital Group 10100 Santa Monica Boulevard Los Angeles, California 90067 Facsimile No.: (310) 557-5100 Attention: Adam Chesnoff Email: achesnoff@saban.com	10100 Santa Monica Boulevard Suite 2600 Los Angeles, California 90067 Facsimile No.: (310) 557-5103 Attention: Niveen Tadros, Esq. Email: ntadros@saban.com

THL Investor or to the THL Principal Investor Group	c/o Thomas H. Lee Partners, L.P. 100 Federal Street, 35th Floor Boston, Massachusetts 02110 Facsimile No.: (617) 227-3514 Attention: Scott Sperling Email: ssperling@thl.com	Weil, Gotshal & Manges LLP 100 Federal Street, 34th Floor Boston, Massachusetts 02110 Facsimile No.: (617) 772-8333 Attention: David P. Kreisler, Esq. Email: david.kreisler@weil.com

TPG Investor or to the TPG Principal Investor Group	c/o Texas Pacific Group 301 Commerce Street, Suite 3300 Fort Worth, Texas 76102 Facsimile No.: (817) 871-4010 Attention: Clive Bode Email: cbode@tpg.com

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, New York 10006

Facsimile No.: (212) 225-3999

Attention: Glenn P. McGrory, Esq. and Paul Shim, Esq.

Email: gmcgrory@cgsh.com and pshim@csgh.com

Stockholder	Address	With Copies to:
Grupo Televisa, S.A.B.	Grupo Televisa, S.A.B Building A, 4th Floor No. 2000 Colonia Santa Fe Mexico, DF / 01210 / Mexico Facsimile: + 52 55 5261 2494 Attention: General Counsel Email: jbalcarcel@televisa.com.mx	Wachtell, Lipton, Rosen & Katz 51 West 52nd Street New York, NY 10019 Facsimile No.: (212) 403-2000 Attention: Joshua R. Cammaker Email: jrcammaker@wlrk.com

BACI Investors Intermediate (Univision), L.P.

c/o Banc of America Capital Investors V, L.P.

Bank of America Corporate Center

100 North Tryon Street, 25th Floor

Charlotte, NC 28255

Attn: Robert Sheridan

Fax: (704) 386-6432

Phone: (704) 386-1324

Email: [    ]

Kirkland & Ellis LLP 300 North LaSalle Street Chicago, IL 60654 Facsimile No. (312) 862-2200 Attention: Margaret A. Gibson, P.C. Email: [ ]

SP Investors Intermediate (Univision-SP), L.P.	c/o Strategic Partners 345 Park Avenue New York, NY 10154 Attn: Peter Song Fax: (646) 455-4271 Phone: (646) 482-8936 Email: peter.song@stratpartners.com	c/o Strategic Partners 345 Park Avenue New York, NY 10154 Attn: Michael Petryczenko Fax: (646) 482-8944 Phone (646) 482-8927 Email: Michael.Petryczenko@Stratpartners.com

WCP Investors Intermediate (Univision), L.P.	c/o Pamlico Capital II, L.P. 150 North College Street, 24th Floor Charlotte, NC 28202 Attn: Walker Simmons Fax: (704) 414-7160 Phone: (704) 414-7191 Email: [ ]	c/o Pamlico Capital II, L.P. 150 North College Street, 24th Floor Charlotte, NC 28202 Attn: Michele Bailey Fax: (704) 414-7160 Phone: (704) 414-7111 Email: [ ]

BMPI Services, LLC	c/o Univision Communications Inc. 605 Third Avenue New York, NY 10158 Attn: General Counsel Email: jschwartz@univision.net	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006 Attention: Robert J. Raymond Facsimile: (212) 225-3999 Email: rraymond@cgsh.com

Stockholder	Address	With Copies to:

and

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, Massachusetts 02110

Attention: David K. Duffell, Esq. and Shayla K. Harlev, Esq.

Facsimile: (617) 772-8333

Email: david.duffell@weil.com and shayla.harlev@weil.com

BMPI Services II, LLC	c/o Univision Communications Inc. 605 Third Avenue New York, NY 10158 Attn: General Counsel Email: jschwartz@univision.net

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Attention: Robert J. Raymond

Facsimile: (212) 225-3999

Email: rraymond@cgsh.com

and

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, Massachusetts 02110

Attention: David K. Duffell, Esq. and Shayla K. Harlev, Esq.

Facsimile: (617) 772-8333

Email: david.duffell@weil.com and shayla.harlev@weil.com

BMPI Services III, LLC	c/o Univision Communications Inc. 605 Third Avenue New York, NY 10158 Attn: General Counsel Email: jschwartz@univision.net	Cleary Gottlieb Steen & Hamilton LLP One Liberty Plaza New York, NY 10006 Attention: Robert J. Raymond Facsimile: (212) 225-3999 Email: rraymond@cgsh.com and

Stockholder	Address	With Copies to:

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, Massachusetts 02110

Attention: David K. Duffell, Esq. and Shayla K. Harlev, Esq.

Facsimile: (617) 772-8333

Email: david.duffell@weil.com and shayla.harlev@weil.com

BMPI Services IV, LLC	c/o Univision Communications Inc. 605 Third Avenue New York, NY 10158 Attn: General Counsel Email: jschwartz@univision.net

Cleary Gottlieb Steen & Hamilton LLP

One Liberty Plaza

New York, NY 10006

Attention: Robert J. Raymond

Facsimile: (212) 225-3999

Email: rraymond@cgsh.com

and

Weil, Gotshal & Manges LLP

100 Federal Street, 34th Floor

Boston, Massachusetts 02110

Attention: David K. Duffell, Esq. and Shayla K. Harlev, Esq.

Facsimile: (617) 772-8333

Email: david.duffell@weil.com and shayla.harlev@weil.com

Glade Brook Private Investors II L.P.	c/o Glade Brook Capital Partners, LLC 100 West Putnam Avenue Greenwich, CT 06830 Facsimile: (203) 861-3050 Attention Paul Barron Email: [ ]	Bingham McCatchen LLP One Federal Street Boston, MA 02110 Facsimile: (617) 345-5079 Attention: Steven Tirrell Email: [ ]

Andrew H. Hobson	35 Close Road Greenwich, Connecticut 06831 Facsimile: [ ] Email: [ ]	Proskauer Rose LLP 1585 Broadway New York, NY 10036 Attention: Michael S. Sirkin Facsímile: (212) 969-2900 Email: [ ]

Stockholder	Address	With Copies to:
Andrew W. Hobson GST Exempt 2012 Trust	35 Close Road Greenwich, Connecticut 06831 Facsimile: [ ] Email: [ ]	Proskauer Rose LLP 1585 Broadway New York, NY 10036 Attention: Michael S. Sirkin Facsímile: (212) 969-2900 Email: [ ]

Margaret Hobson GST Exempt 2012 Trust	35 Close Road Greenwich, Connecticut 06831 Facsimile: [ ] Email: [ ]	Proskauer Rose LLP 1585 Broadway New York, NY 10036 Attention: Michael S. Sirkin Facsímile: (212) 969-2900 Email: [ ]

John Eck	[ ]	[ ]
Keith Turner	[ ]	[ ]
Peter Lori	[ ]	[ ]
Randel A. Falco Grantor Retained Annuity Trust	[ ]	[ ]
Roberto Llamas	[ ]	[ ]
Steve Mandala	[ ]	[ ]
Tonia O’Connor Mayes	[ ]	[ ]

Exhibit B